Prospectus

May 1, 2020

Variable Universal Life Plus

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes an individual flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the Insured and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

Subject to the limitations discussed in this Prospectus you may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”) as well as a fixed option under certain circumstances. Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Sustainable Equity Portfolio

Russell Investment Funds

U.S. Strategic Equity Fund

U.S. Small Cap Equity Fund

Global Real Estate Securities Fund

International Developed Markets Fund

Strategic Bond Fund

Russell Investment Funds LifePoints®

Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Please note that the Policy (including any available fixed option) and the Portfolios are not guaranteed to achieve their goals;

are not federally insured; are not bank deposits; are not endorsed by any bank or government agency;

and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements but all material state variations are described in this prospectus. Other areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	portfolio transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses. Our Distributor may limit sales of the Policy to certain government entities and government entity plans.

Not available in the State of New York.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on or after January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Portfolios’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from us at (888) 455-2232 free of charge. Instead, your Portfolio annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report for each Portfolio. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios available under your policy. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by following the instructions on the back cover of this prospectus.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is an individual flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The Life Insurance Benefit payable to the beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You have access to your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

In general, your Policy will lapse or terminate without value if you do not pay sufficient premium before the end of a predetermined grace period to keep your Policy inforce (see “Termination and Reinstatement”). However, if your Policy enters the grace period between March 1, 2020 and June 1, 2020, the state in which your Policy was issued or delivered may require or provide for a longer grace period, allow for the deferral of premium payments, provide for greater allowances to exercise certain contractual rights or benefits, or impose restrictions against Policy lapse or termination in recognition of financial hardships posed by the current public health (COVID-19) crisis, and the Company may offer additional accommodations beyond minimum state requirements as appropriate. Some states may also impose restrictions against Policy lapse or termination during the COVID-19 crisis where the Policy entered the grace period prior to March 1, 2020. Additional extensions of your Policy's grace period, deferrals of premium payments, greater allowances to exercise certain contractual rights and/or restrictions on Policy lapse may apply in the future but are not guaranteed.  Please contact the Company at 1-866-464-3800 for further information.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Policy offers three Death Benefit options:

Option A—the greater of the Specified Amount or the Minimum Death Benefit;

Option B—the greater of the Specified Amount plus Policy Value or the Minimum Death Benefit; or

Option C—the greater of the Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals or the Minimum Death Benefit.

Under each of these options, you select the Specified Amount subject to our limits described in the section “Specified

Amount.” The current minimum Specified Amount is $100,000 in most cases (see “Specified Amount”). We increase the Death Benefit, if necessary, in order for the Policy to meet Minimum Death Benefit requirements under the Code. We also offer a Death Benefit Guarantee under which you select a Death Benefit Guarantee Period during which the Policy is guaranteed not to terminate provided certain conditions are met. After a Policy is issued, you may change your Death Benefit option or change the Specified Amount, generally upon written request, subject to our approval. A Death Benefit option change may result in changes to or termination of the Death Benefit Guarantee. You also may elect to change the Policy to Paid-up insurance subject to certain conditions described in the section “Paid-Up Insurance.”

Surrenders, Withdrawals and Loans    You may surrender your Policy for the Cash Surrender Value, which takes into account any applicable surrender charge. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow from the Company up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge, less any existing Policy Debt on the date of the loan, using the Policy as security. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, may have a negative impact on your Death Benefit Guarantee and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Income Plan Options    Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of the fixed Income Plan options we offer. More detailed information concerning these options is included elsewhere in this prospectus.

Allocation of Premiums    You control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among Divisions of the Separate Account and any available fixed option, change your Division selections, and transfer amounts among these options subject to certain limitations as discussed in this Prospectus. You also may make automatic transfers using our Dollar Cost Averaging and Portfolio Rebalancing programs. In most cases, an initial Premium Payment will be required (see “Information About the Policy – Purchasing the Policy”).

Optional Benefits    Two optional benefits are available under the Policy:

•	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability; and

•	the Additional Purchase Benefit.

These optional benefits are not available for all Issue Ages and underwriting classifications. (See “Optional Benefits”) and may not be available in all states. The waiver benefit may

Variable Universal Life Plus Prospectus	1

be elected for an Insured between Attained Ages 0 and 59, subject to underwriting. The Additional Purchase Benefit may be elected for an Insured between Attained Ages 0 and 40, subject to underwriting.

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) your Policy’s Contract Fund Value on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium charges, Monthly Policy Charge and Service Charges. In the event applicable state law requires us to return the full amount of your premium payment we will do so. (See “Information About the Policy-Right to Return Policy”). A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a withdrawal is made or the Policy is surrendered or otherwise terminated. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk    Policy amounts in the Divisions will fluctuate with the performance of the Portfolios you choose. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. These assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits outside of the Separate Account, including any available fixed options, are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Contract Fund Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt is extinguished by applying the Policy Value to repay it. If the Policy Debt exceeds the cost basis in the contract, we are required to report the extinguishment to you and the IRS on an IRS Form 1099-R. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if your Policy has value it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above. You may make withdrawals subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Contract Fund Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250. Amounts allocated to the NM Strength and Stability Account cannot be transferred to the Divisions. As a result you should carefully consider whether this option meets your investment needs.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or

2	Variable Universal Life Plus Prospectus

withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59 1⁄2. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death

Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).

Risk of an Increase in Current Fees and Expenses    Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Deductions” for a more detailed description.

Transaction Fees

The table below describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, surrender the Policy, make withdrawals, transfer assets, or make certain changes to the Policy.

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Premium Tax Charge	Upon each Premium Payment	No maximum—Charges may increase to reflect actual costs	2.00% of Premium Payment
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment		0.55% of Premium Payment
Sales Load	Upon each Premium Payment	Same as current charge	6.95% of premium up to Target Premium[2] and 5.60% of premium in excess of Target Premium in Policy Years 1-10; 3.95% of premium up to Target Premium and 5.60% of premium in excess of Target Premium in Policy Years 11-20 and 0.00% beyond year 20
Surrender Charge[3]	Upon surrender or change to paid-up insurance during the first ten Policy Years
Maximum Charge[4]		Same as current charge	50% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Minimum Charge[5]		Same as current charge	13% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Charge for Insured Issue Age 35		Same as current charge	50% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Withdrawal Fee[6]	Upon withdrawal	$25.00	Currently waived
Transfer Fee[6]	Upon transfer	$25.00	Currently waived
Change in Death Benefit Option Fee[6]	Upon change in Death Benefit option	$25.00	Currently waived
Change in Specified Amount Fee[6]	Upon change in Specified Amount	$25.00 per change after first change in a Policy Year	Currently waived

Variable Universal Life Plus Prospectus	3

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Request for Additional Illustration Charge[6,7]	Upon request for more than one illustration in a Policy Year	$25.00 per illustration for each additional illustration in a Policy Year	Currently waived
Expedited Delivery Charge[6,8]	When express mail delivery is requested	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[9]	$15 per delivery (up to $45 for next day, a.m. delivery)
Wire Transfer Fee[6,8]	When a wire transfer is requested	$50 per transfer (up to $100 for international wires) adjusted for inflation[9]	$25 per transfer (up to $50 for international wires)

[1]

This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. This charge compensates us for the additional corporate income tax burden resulting from OBRA.

[2]

The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as factors including but not limited to Issue Age, sex, and underwriting classification. Please see “Target Premium” in the Glossary of Terms.

[3]

The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Charges and Deductions – Monthly Policy Charges and Service Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.

[4]	The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.
[5]	The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.
[6]	Fees and charges are deducted from Contract Fund Value (see “Glossary of Terms”).
[7]	An illustration of the Policy’s future benefits and values is provided once a Policy Year at no charge upon request.
[8]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[9]

The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2018. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The Table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Certain charges applicable to your Policy depend on your Policy Year. Please see “Policy Year” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		Same as current charge	$83 (monthly) per $1,000 of net amount at risk
Minimum Charge[4]		$0.007 (monthly) per $1,000 of net amount at risk	$0.006 (monthly) per $1,000 net amount at risk
Charge for Insured Age 35, Male, Premier Non-Tobacco underwriting classification[5]		$0.11 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)	$0.01 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)
Percent of Contract Fund Value Charge[6]	Monthly, on each Monthly Processing Date	All Policy Years: 0.60% annually (0.05% monthly rate) of Contract Fund Value	0.00% annually (0.00% monthly rate) of Contract Fund Value
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[7]		$33 (monthly)	$14 (monthly)
Minimum Charge[8]		$16 (monthly)	$6 (monthly)

4	Variable Universal Life Plus Prospectus

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Charge for Insured Age 35, Male, Premier Non-Tobacco underwriting classification		$19 (monthly)	$8 (monthly)
Specified Amount Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		Same as current charge	1.375% (monthly) of Target Premium during Policy Years 1-10
Minimum Charge[10]		Same as current charge	1.021% (monthly) of Target Premium during Policy Years 1-10
Charge for Insured Age 35, Male, Premier Non-Tobacco underwriting classification		Same as current charge	1.25% (monthly) of Target Premium during Policy Years 1-10
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.02 per $1,000 of Guaranteed Minimum Death Benefit	$0.01 per $1,000 of Guaranteed Minimum Death Benefit
Policy Debt Expense Charge[11]	Monthly, on each Monthly Processing Date when there is Policy Debt	All Policy Years 2.00% annually (0.17% monthly rate) of Policy Debt	0.71% annually (0.0592% monthly rate) of Policy Debt for Policy Years 1-20 0.21% annually (0.0175% monthly rate) of Policy Debt for Policy Years 21 and above
Underwriting and Issue Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[13]		Same as current charge	$0.026 (monthly) per $1,000 of Initial Specified Amount
Minimum Charge[14]		Same as current charge	$0.005 (monthly) per $1,000 of Initial Specified Amount
Charge for Insured Age 35, Male, Premier Non-Tobacco underwriting classification		Same as current charge	$0.007 (monthly) per $1,000 of Initial Specified Amount
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.14 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.03 (monthly) per $1.00 of Selected Monthly Premium, or $0.05 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[17]		$0.003 (monthly) per $1.00 of Selected Monthly Premium	$0.001 (monthly) per $1.00 of Selected Monthly Premium
Charge for Insured Age 35, Male, Premier Non-Tobacco underwriting classification		$0.01 per $1.00 of Selected Monthly Premium	$0.003 (monthly) per $1.00 of Selected Monthly Premium

Variable Universal Life Plus Prospectus	5

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Additional Purchase Benefit Charge[18]	Monthly, on each Monthly Processing Date
Maximum Charge[19]		$0.14 (monthly) per $1,000 of additional purchase benefit amount	$0.03 (monthly) per $1,000 of additional purchase benefit amount
Minimum Charge[20]		$0.04 (monthly) per $1,000 of additional purchase benefit amount	$0.01 (monthly) per $1,000 of additional purchase benefit amount
Charge for Insured, Issue Age 0, Male		$0.04 (monthly) per $1,000 of additional purchase benefit amount	$0.02 (monthly) per $1,000 of additional purchase benefit

[1]

The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge). Charges may be different if your Policy is “Paid-up” (see “Paid Up Insurance”). Therefore, the charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the Guaranteed Maximum Charge for each periodic charge under your Policy. In addition, where appropriate, all charges in the table expressed in dollars have been rounded to the nearest dollar, and all amounts that would round to zero have been rounded to the nearest penny or less, as necessary. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”). Unless otherwise noted, the charges in the table represent the monthly rate. Please see “Policy Anniversary” and “Policy Date” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.

[2]

The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Attained Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.

[3]

The Maximum Charge for the Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Cost of Insurance Charge.

[4]

For the Minimum Charge for the Cost of Insurance Charge, the Current Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Ages 1-10, Premier Non-Tobacco underwriting classification. For the Minimum Charge for the Cost of Insurance Charge, the Guaranteed Maximum Charge assumes that the Insured has the following characteristic: Female, Issue Ages 1-13, Premier Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Minimum Charge for the Cost of Insurance Charge.

[5]

The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.

[6]

For purposes of this charge, the Contract Fund Value is as of the day previous to a Monthly Processing Date plus investment results and interest credited applicable for that Monthly Processing Date. This charge may vary based on the proportionate amount of Contract Fund Value in the NM Strength and Stability Account (see “The Fixed Option”) and/or different rates may apply to amounts in the Divisions versus amounts in the NM Strength and Stability Account.

[7]

The Maximum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, Class 1 to 9 Non-Tobacco/Occasional Tobacco, Standard Plus Tobacco, and Class 1 to 7 Tobacco underwriting classification.

[8]

The Minimum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, Premier, Preferred, and Standard Plus Non-Tobacco and Premier and Preferred Tobacco underwriting classification.

[9]

For the Maximum Charge for the Specified Amount Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue Age 65, Class Preferred, Standard Plus and Class 1 to 7 Tobacco underwriting classification.

[10]

The Minimum Charge for the Specified Amount Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue age 15, Class Premier, Preferred Non-Tobacco/Occasional Tobacco underwriting.

[11]

This charge is deducted from Contract Fund Value when there is Policy Debt and is intended to cover the costs associated with loans. This charge, that has a guaranteed maximum rate of 2%, encompasses any loan interest spread, which is the difference between the interest rate charged on policy loan amounts and the interest rate credited on amounts designated as collateral for the loan. The interest rates charged to loan amounts and credited to collateral are adjustable but are subject to a guaranteed maximum difference of 2%. Please see “Policy Loans” for more information regarding how the loan interest rate is calculated.

[12]	The current minimum Specified Amount is $100,000 for Issue Ages 18-75 and $50,000 for Issue Ages 0-17.
[13]

The Maximum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, Class 1 to 9 Non-Tobacco/Occasional Tobacco, Standard Plus Tobacco, and Class 1 to 7 Tobacco underwriting classification.

[14]

The Minimum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, Premier, Preferred; and Standard Plus Non-Tobacco/Occasional Tobacco; Premier and Preferred Tobacco underwriting classification.

[15]

The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Selected Monthly Premium,” and may increase from year to year. Selected Monthly Premium is an amount the Owner selects subject to a maximum permitted amount. The charges shown in the table may not be representative of the charges a particular Owner may pay. If selected, the Selected Monthly Premium Benefit provides, during the total disability of the Insured, for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Optional Benefits” for more information about this benefit.) The monthly charge for this benefit is the greater of the selected monthly premium rate times the Selected Monthly Premium or the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.

[16]

The Maximum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 57, standard underwriting classification.

6	Variable Universal Life Plus Prospectus

[17]

The Minimum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-17, standard underwriting classification. This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.

[18]

The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $200,000.

[19]

The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 13-14. The Guaranteed Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Benefit added at Attained Age 38 for Male or Female.

[20]

The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the insured has the following characteristics: Female, Benefit added at Attained Age 36 and 38. The Guaranteed Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Male or Female, Benefit added at Attained Age 0.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution fees (if applicable) and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2019. Fees are deducted from, and expenses are paid out of, the assets of the Portfolios that are described in the prospectuses for the Funds. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.43%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.25%

*

The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Charges and Deductions” section.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $290 billion as of December 31, 2019. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment

Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We

Variable Universal Life Plus Prospectus	7

have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Subject to any applicable limitations, you may allocate the money you invest under your Policy among the Divisions and any available fixed option described elsewhere in this Prospectus. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased;

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	on behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to the Policies supported by the Separate Account to the General Account (assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	transfer the assets and liabilities of the Separate Account to another separate account;

•	add, delete or make changes to the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are made available under the Policy for allocation. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money. The amounts invested in any fixed option (see “The Fixed Option” below) can earn interest for specified periods at rates we declare; the principal and interest rate for fixed amounts are guaranteed by the Company and are subject to the claims-paying ability of the Company.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

8	Variable Universal Life Plus Prospectus

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Please see the prospectuses for the Portfolios for a discussion of the potential risks and conflicts presented by the use of a Portfolio as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	T. Rowe Price Associates, Inc.
Focused Appreciation Portfolio	Long-term growth of capital	Loomis, Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	FIAM LLC
Research International Core Portfolio	Capital appreciation	Aberdeen Asset Managers Limited
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Government Money Market Portfolio(1)	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC

Variable Universal Life Plus Prospectus	9

Portfolio	Investment Objective	Sub-adviser (if applicable)
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio(2)	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)

Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative. Please note that allocations into the Government Money Market Division are subject to certain restrictions if your Death Benefit Guarantee is in effect (see “Restrictions on Amounts in the SAS Account and Government Money Market Division” below).

(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Initial Class shares of the Portfolios. The investment adviser for the Portfolios is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc. (Please note that as a result of a transaction effected at or around May 1, 2020, some systems and forms may temporarily reference Service Class 2 shares of the Portfolio, which is no longer available under the Policy.)

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Sustainable Equity Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria

10	Variable Universal Life Plus Prospectus

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
U.S. Strategic Equity Fund	Long-term growth of capital
U.S. Small Cap Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
International Developed Markets Fund	Long-term growth of capital
Strategic Bond Fund	Provide total return
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation; and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust

The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys Class 2 shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC. (Please note that as a result of a transaction effected at or around May 1, 2020, some systems and forms may temporarily reference Class 1 shares of the Portfolio, which is no longer available under the Policy.)

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Restrictions on the Government Money Market Division

In addition to any short-term trading or transfer restrictions, after the Initial Allocation Date (see “Allocating Premiums”), there are certain restrictions on investments in the Government Money Market Division that work in conjunction with amounts allocated to the NM Strength & Stability Account fixed option if your Death Benefit guarantee is in effect. (Please see “Restrictions on Amounts in the SAS Account and Government Money Market Division” below.)

Payments We Receive

The Policy makes available both proprietary and non-proprietary Portfolios. The Series Fund is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Policy, we consider during the selection process whether a Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the assets allocated to the Divisions resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing

Variable Universal Life Plus Prospectus	11

the Policies and Portfolios. The Company and its affiliates may profit from these payments.

While not currently the case, certain Portfolios available under the Policy may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return.

We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

The Fixed Option (NM Strength and Stability Account)

The Policy allows you to allocate money to a fixed interest crediting option (the “NM Strength and Stability Account” or “SAS Account”) depending on the SAS Availability Date shown in your Policy and subject to certain restrictions as discussed below. Currently, amounts may be allocated or transferred to the SAS Account no later than the later of your Policy Date or November 11, 2021. The Company reserves the right to offer the SAS Account earlier upon 60 days advance, written notice to Policy Owners. The principal and interest credited to amounts in the SAS Account are guaranteed by the Company and are subject to the claims-paying ability of the Company. The effective date of a transfer or allocation to the SAS Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined (i.e., as of a Valuation Date). Please note that amounts in the SAS Account may not be transferred from the SAS Account to the Divisions. You should carefully consider whether the SAS Account is suitable for you in light of your investment objectives and liquidity needs. You should consult your Financial Representative.

The Company guarantees that amounts transferred or applied to the SAS Account will accrue interest daily at an effective annual rate the Company determines without regard to the investment experience of the General Account. The SAS Account represents the sum total of two separate balances, a Tier One balance and a Tier Two balance. The Tier One balance credits an annual guaranteed effective interest rate at least as high or higher than the Tier Two balance. Net Premiums, loan repayments, withdrawals, and transfers of amounts from the Divisions to the SAS Account that are allocated to the SAS Account are first applied to the Tier Two balance. Any Policy dividend directed to increase Contract Fund Value is applied directly to the Tier One balance (see “Other Policy Provisions – Dividends”). In addition, on the Policy Date and subsequent Monthly Processing Dates, the Company may transfer amounts from the Tier Two balance to the Tier One balance up to a specified percentage of the Tier Two balance determined by the Company. At no time will the annual effective interest rates be less than the guaranteed minimum annual effective interest rate of 1.50% for the Tier One balance and 1.25% for the Tier Two balance. For information about current declared annual effective interest rates in excess of the guaranteed minimums please contact your Financial Representative.

Interests in the SAS Account are not registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of those Acts. The disclosure regarding the SAS Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in this prospectus.

Restrictions on Amounts in the SAS Account and Government Money Market Division

In addition to any short-term trading or transfer restrictions, (see “Transfers” and “Short-Term and Excessive Trading,” respectively), if available under your Policy, there are restrictions on the timing and amounts that can be allocated or transferred to the SAS Account and the Government Money Market Division depending on whether you have an active Death Benefit Guarantee (see “Death Benefit Guarantee”).

If Your Death Benefit Guarantee is Active.     After the Initial Allocation Date (see “Allocating Premiums), there are limits on the timing and amounts that can be allocated as premium payments or transferred by the Owner to the SAS Account and/or the Government Money Market Division when the Death Benefit Guarantee is active. While the following may not be representative of the precise restrictions applicable to your Policy, the current restrictions for a representative policy include any or all of the following, separately or in combination:

•

Limits on Amounts.     No amount may be allocated or transferred into the SAS Account and/or the Government Money Market Division if such allocation or transfer would cause the sum of the amounts in the SAS Account and the Government Money Market Division to exceed the limits described in the Policy. For a representative insured (Issue age 35) those percentages are (please see the “Table

12	Variable Universal Life Plus Prospectus

of Policy Value Percentage Limits” in your Policy schedule pages for your exact limits):

Policy Year	Limit %	Policy Year	Limit %
1	5%	17	22%
2	5%	18	24%
3	5%	19	26%
4	5%	20	28%
5	5%	21	30%
6	6%	22	32%
7	7%	23	34%
8	8%	24	36%
9	9%	25	38%
10	10%	26	40%
11	11%	27	42%
12	12%	28	44%
13	14%	29	46%
14	16%	30	48%
15	18%	31+	50%
16	20%

•	Limit on Net Premiums. No Net Premium may be allocated to the SAS Account and/or the Government Money Market Division if such allocation would cause the sum of the Net Premiums allocated to the SAS Account and the Government Money Market Division to exceed the limit described in your Policy schedule pages, currently 50% of Net Premiums paid under the Policy;

•	Limit on Transfers. No transfer may be made to the SAS Account and/or the Government Money Market Division in a Policy Year if such transfer would cause the sum of the amounts transferred to the SAS Account and the Government Money Market Division in that Policy Year to exceed the limit described in your Policy schedule pages, currently 10% of the sum of allocations to the Divisions as of the most recent Policy Anniversary; and

•	SAS Account Restriction. No amounts may be allocated or transferred to the SAS Account if the current declared annual effective interest rate for the Tier Two Balance is not greater than the minimum guaranteed annual effective interest rate for the Tier Two balance.

Any Net Premium or amount that you request to be allocated to the SAS Account and/or the Government Money Market Division that does not meet the above restrictions will be allocated to the other Divisions of the Separate Account based on your current allocation instructions. If your allocation instructions are not on file with us, the request will not be considered in Good Order and you or your Financial Representative will be contacted for further instructions. Transfer requests that violate these limits on transfers will generally not be considered in Good Order.

If Your Death Benefit Guarantee is Not Active.     After the Initial Allocation Date (see “Allocating Premiums), there are restrictions on the timing and amounts that can be allocated as premium payments or transferred by the Owner to the SAS Account when the Death Benefit Guarantee is not active. While the following may not be representative of the precise restrictions applicable to your Policy, the current restrictions for a representative policy are as follows:

•	Limit on Amounts. No amount may be allocated or transferred into the SAS Account if such allocation or transfer would cause the sum of the amounts in the SAS Account to exceed the limit described in your Policy. For a representative insured (Issue age 35) those percentages are (please see “Table of Policy Value Percentage Limits” in your Policy schedule pages for your exact limits):

Policy Year	Limit %	Policy Year	Limit %
1	5%	17	22%
2	5%	18	24%
3 ………………	5%	19	26%
4	5%	20	28%
5	5%	21	30%
6	6%	22	32%
7	7%	23	34%
8	8%	24	36%
9	9%	25	38%
10	10%	26	40%
11	11%	27	42%
12	12%	28	44%
13	14%	29	46%
14	16%	30	48%
15	18%	31+	50%
16	20%

•	Limit on Net Premiums. No Net Premium may be allocated to the SAS Account if such allocation would cause the sum of the Net Premiums allocated to the SAS Account to exceed the limit described in your Policy schedule pages, currently 50% of Net Premiums paid under the Policy;

•	Limit on Transfers. No transfer may be made to the SAS Account in a Policy Year if such transfer would cause the sum of the amounts transferred to the SAS Account in that Policy Year to exceed the limit described in your Policy schedule pages, currently 10% of the sum of allocations to the Divisions as of the most recent Policy Anniversary; and

•	SAS Account Restriction. No amounts may be allocated or transferred to the SAS Account if the current declared annual effective interest rate for the Tier Two Balance is not greater than the minimum guaranteed annual effective interest rate for the Tier Two balance.

Any Net Premium or amount that you request to be allocated to the SAS Account that does not meet the above restrictions will be allocated to the other Divisions of the Separate Account based on your current allocation instructions. If your allocation instructions are not on file with us, the request will not be considered in Good Order and you or your Financial Representative will be contacted for further instructions. Transfer requests that violate these limits on transfers will generally not be considered in Good Order.

Variable Universal Life Plus Prospectus	13

Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application (including all underwriting questionnaires or supplements) and any amendments, endorsements, riders and optional benefits, is the entire contract. To purchase a Policy, you must submit the Application and, in most cases (see “When Insurance Coverage Takes Effect” below), an initial Premium Payment, to us through a Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 0-75. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $100,000 for Issue Ages 18-75 and $50,000 for Issue Ages 0-17. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

You may decrease the Specified Amount while the Policy is in force, generally upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. A change in the Specified Amount will be effective on a Monthly Processing Date upon receipt of a written request in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one change to the Specified Amount in a Policy Year. We will deduct any such charge from the Contract Fund Value. (See “Charges and Expenses”).

The Insured is assigned an underwriting classification which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting classifications, which may require a medical examination and is based on information provided in the application, which may include, among other things, financial information or the amount of insurance applied for. We may also, however, use other forms or methods of underwriting if we think it is appropriate.

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insured meets our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that the Insured is found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insured, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Monthly Processing Date to facilitate administration. We may future date your Policy Date up to 120 days if the Insured’s underwriting classification is different than requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to the Monthly Policy Charges for the period between the Date of Issue and the Policy Date and is subject to any current restrictions on available investment and/or fixed account options. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may generally return the Policy for a refund within 10 days for any reason or thirty (30) days for replacements (or for different periods as required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. Unless state law requires otherwise, the amount of your refund will equal the sum of (a) your Policy’s Contract Fund Value on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium charges,

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Monthly Policy Charge and Service Charges (See Appendix A for more information regarding the Right to Return rights in your state of issue.) In the event applicable state law requires us to return the full amount of your premium payment, we will do so. (See “Allocating Premiums” and “Initial Allocation Date” below for more information regarding your initial Premium Payment and how we apply it to the Separate Account.)

Ownership Rights

As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner in a manner acceptable to the Company. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death upon written notification similar in manner to transfers in ownership.

Exchange for a Fixed Benefit Policy

Depending on your state of issue, we may allow you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) at any time within the period allowed by your state provided premiums are duly paid. We reserve the right to require evidence of insurability. Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition, irrespective of your state of issue, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions-Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.

Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required to meet the Death Benefit Guarantee Test. (See “Death Benefit Guarantee”). Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will affect the Premium Payments you are required to make to keep your Policy in force. There are limits on your investments into the Government Money Market Fund and/or the SAS Account (see “Restrictions on Amounts in the SAS Account and Government Money Market Division”).

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made

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in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value.

After the In Force Date (See “Allocating Premiums to the Separate Account” below), Net Premiums are placed in the Divisions and any available fixed option on the date we receive your Premium Payment in Good Order at our Home Office and are credited as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. Although we do not anticipate delays in our receipt and processing premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocating Premiums”).

You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday.

We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”).

If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium Payment was intended to be applied as of its due date, depending on you or your Financial

Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions or any available fixed option according to then-current allocation instructions.

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

Please note that the Company has established a limited Premium repayment program (the “Program”) in response to one or more states requiring the deferral of premium payments in certain circumstances for those policyowners who are unable to pay due to financial hardship caused by the COVID-19 crisis. In limited circumstances involving premiums past due (e.g., payments necessary to reinstate your Policy, to prevent lapse or to maintain your death benefit guarantee), the Company may credit appropriate past due premium payments on your behalf, such amounts to be repaid to the Company in monthly installments. Policy Owners who participate in the Program are subject to its rules and requirements, which may include, without limitation, Policy Owners agreeing to a repayment schedule in writing and certifying that amounts deferred under the Program could not be paid due to a financial hardship caused by COVID-19. The Company does not currently charge interests on amounts advanced under the Program but may do so in the future, such interest not to exceed a rate of 8% on amounts deferred. Premiums added to your Policy under the Program will be in amounts and at a time appropriate to cover premium past due obligations, assuming we have all the required paperwork in Good Order necessary to process such amounts. Inability to repay the Company for amounts paid on behalf of an Owner under the Program may result in denial of access to the Program, reductions of your Policy’s value (or to the extent allowable by applicable law deductions from any benefit payments, premium refunds or other payments otherwise payable from the Company) to cover amounts owed the Company under the Program, and/or the future lapse or loss of any guarantees that require minimum premiums no longer eligible to be paid by the Company under the Program. Certain aspects of the Program may not be available in every state. Please contact the Company at 1-866-464-3800 for further information.

Allocating Premiums

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account and, if applicable, the NM Strength and Stability Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—Premium Expense Charge”).

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If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and at our sole discretion, but the rate will not be less than 0%. For more information, please contact Advanced Markets Operations at 1-866-464-3800. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Government Money Market Division of the Separate Account except in certain limited circumstances (see “Initial Allocation Date” below). If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are deducted from the initial Premium Payment if applicable.

If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Government Money Market Division of the Separate Account on the Valuation Date we receive it in Good Order at our Home Office. If payments are received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date, they will be transferred and credited to the Government Money Market Division on that date. If the payment is received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they will be transferred and credited to the Government Money Market Division on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

The date on which we allocate your initial Net Premium among the Divisions and/or the SAS Account in accordance with your instructions is referred to as the “Initial Allocation Date.” After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Government Money Market Division of the Separate Account. The Initial Allocation Date is shown in the Policy schedule pages.

Initial Allocation Date    Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•	Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.
•	Third, in states where the right to return policy law permits us to base your refund on the value of assets in the Divisions, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your request to change them. You may change your allocation for future Net Premiums at any time subject to the restrictions noted in this Prospectus. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of amounts among available Divisions and/or the SAS Account, subject to our rules and requirements, including the restrictions on Transfers, Short Term Trading and other restrictions specific to the Government Money Market Division and/or the SAS Account noted in this Prospectus (see “Restrictions on Investments in the SAS Account”).

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with allocation changes on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in

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accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions.

Determination of Values

The Contract Fund Value is the sum of amounts in the Divisions (also known as the Investment Account) and the SAS Account. At no time does the Contract Fund Value include Policy Debt. The Policy Value is the Contract Fund Value plus any Policy Debt. On the Policy Date, the Contract Fund Value is equal to the Net Premium less the Monthly Policy Charge. On any day after the Policy Date, the Contract Fund Value is equal to what it was on the previous Valuation Date plus any of these items applicable for the current Valuation Date:

•	any increase attributable to the portion of amounts in the Divisions that experience a positive rate of return for the current Valuation Period;

•	any increase due to interest credited to the portion of amounts in the SAS Account since the previous Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Contract Fund Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of amounts in the Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals; and

•	any other applicable service fees or changes, reduction in Specified Amount and transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured’s death. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Income Plan Options”). Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy.

Subject to applicable provisions of the policy (e.g., misstatements), the amount of the Life Insurance Benefit will be:

•	the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus

•	the amount of any Policy Debt; minus

•	the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement”).

These amounts will be determined as of the date of the Insured’s death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the Insured’s death, any Policy loans or withdrawals that are taken after the date of the Insured’s death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary”). If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit.

The Company will usually mail the proceeds of your Life Insurance Benefit within seven days after we receive all satisfactory proof of death at our Home Office. However, we may postpone payment after proof of death whenever the NYSE is closed or restricted (other than on customary weekend and holidays) or if the SEC permits such a delay by rule, order or declaration. During any such postponement, proceeds will be held in our General account and are subject to the claims of our creditors.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.

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The Policy provides for three Death Benefit options:

•	Option A—the greater of the Specified Amount or the Minimum Death Benefit;

•	Option B—the greater of the Specified Amount plus Policy Value or the Minimum Death Benefit; or

•	Option C—the greater of the Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals or the Minimum Death Benefit.

All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death. You must elect a Death Benefit option at issue or your application will be deemed not in Good Order, in which case either we or your Financial Representative may notify you in an effort to conform your application to our then-current requirements.

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under the Payment of Selected Monthly Premium Upon Total Disability.

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement. A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or less	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109

Attained Age	Policy Value %	Attained Age	Policy Value %
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or more	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with an adjustment made for certain kinds of optional benefits, if any.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test. This means that, given the same Policy Value, the minimum Death Benefit permissible by federal income tax law may be greater under the Cash Value Accumulation test than under the Guideline Premium/Cash Value Corridor Test. The Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation and, therefore, may allow more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Service Charges”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).

If your request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly

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Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change. (See “Charges and Deduction—Monthly Policy Charges and Service Charges”).

Death Benefit Guarantee    The Policy offers a Death Benefit Guarantee Period elected at issue. The Death Benefit Guarantee Period is optional and is elected on the application and established at issue by the applicant. A Death Benefit option change may result in changes to, or termination of, the Death Benefit Guarantee. There is a charge for the Death Benefit Guarantee (see “Fee and Expense Tables–Periodic Charges” and “Charges and Deductions–Monthly Policy Charges and Service Charges”). The Death Benefit Guarantee Period is shown on the Policy schedule pages. The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See “Death Benefit Guarantee Test”). The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement”). Please note that certain allocation or transfer restrictions may be affected by whether or not your Death Benefit Guarantee is active. (See “Restrictions on Amounts in the SAS Account and Government Money Market Division.”)

When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Contract Fund Value, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Contract Fund Value. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement”).

Guaranteed Minimum Death Benefit    If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of Issue the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that changes the Specified Amount, including a Death Benefit option change, then the GMDB will equal the lessor of the current GMDB or the new Specified Amount.

Death Benefit Guarantee Test    During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner. If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period. The Death Benefit Guarantee Test is met provided that:

(1)	on the current Monthly Processing Date, (a) is greater than or equal to (b) where:

(a)	is the cumulative Premium Payments minus the sum of the following:

•	the cumulative withdrawals; and

•	principal loan balance (See “Policy Loans”); and

(b)	is the cumulative Death Benefit Guarantee Premiums for the current Monthly Processing Date;

AND

(2)	the Death Benefit Guarantee Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.

The Death Benefit Guarantee Test will be deemed to have been met on all prior Monthly Processing Dates during a Death Benefit Guarantee Grace Period if the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.

Death Benefit Guarantee Premium Suspension    Your Policy may be eligible for Death Benefit Guarantee Premium Suspension as indicated on your Policy schedule pages. Death Benefit Guarantee Premium Suspension is tested on the month prior to your next Policy Anniversary. It sets the Death Benefit Guarantee Monthly Premium to zero beginning on the next Monthly Processing Date until the next Policy Anniversary (or earlier if a “Retest Event” occurs), so long as the Death Benefit Guarantee is active (and not in a Death Benefit Grace Period) and the Contract Fund Value is in excess of the amounts indicated on the Table of Amounts for Determining Death Benefit Guarantee Premium Suspension (“Premium Suspension Table”) for a particular Monthly Processing Date shown in your Policy. A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Death Benefit Guarantee Premium Suspension will continue so long as immediately after the Retest Event the Death Benefit Guarantee Test is met and the Contract Fund Value is greater than or equal to the amount shown in the Premium Suspension Table for the Monthly Processing Date adjusted proportionately for any reduction to the Guaranteed Minimum Death Benefit resulting from the Retest Event.

Termination of Death Benefit Guarantee For Failure to Meet Death Benefit Guarantee Test    If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit

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Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.

When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement”).

If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.

Income Plan Options

Upon the death of the Insured, if an Income Plan was not previously elected by you and in lieu of a lump sum or other payment agreed to by the Company, the beneficiary may elect to receive his or her share (or name and change beneficiaries – see “Other Policy Provisions – Naming a Beneficiary”) of the Life Insurance Benefit by either of the fixed Income Plan options noted below. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured’s death. Nothing in this section shall be construed to otherwise contradict the order of payment of the Life Insurance Benefit as described in the Policy, designated by you or under applicable law.

Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. The monthly income payment rates applicable to life Income Plans are based on interest rates applicable to amounts as of the date of death of the Insured according to the Policy as well as additional interest at a rate of 10% annually beginning 31 calendar days after the latest of (a) proof of the date of death is received by the Company, (b) the Company has all the information it needs to determine liability and the appropriate payees, or (c) any legal impediments (e.g., court guardian or executor actions) are properly satisfied. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.

•	Single Life Income We will make monthly payments for the selected certain period. The options for the certain period are zero years (i.e., no certain period), ten years, or twenty years. If the payee lives longer than the certain period, payments will continue for his or her life. In cases where a ten or twenty year certain period is elected, if the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates. Where a certain period of zero years was selected and the payee dies before the first scheduled payment, then no payments will be paid.

•	Joint and Survivor Life Income We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries or to beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.

The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:

•	while the Insured is living; or

•	during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60-day period may not be revoked.

An Owner may make or change Income Plan elections by contacting the Home Office or an authorized Financial Representative may provide us with an election on behalf of a Policy Owner subject to our current procedures, rules and requirements.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect an Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    If a trust is named as a beneficiary and no qualified trustee claims the Life Insurance Benefit within one year after the claim is determined to be payable, payment of the Life Insurance Benefit will be paid as though the trust had

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not been named as a beneficiary. The Company is not responsible for actions taken by the trustee and will not be charged with notice of any change of trustee unless written evidence of the change is received at the Home Office.

Payment Frequency    Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.

Surrender and Withdrawals

Surrender    You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with surrender instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). A surrender may have tax consequences. (See “Tax Considerations”).

Withdrawals    Upon written request received at our Home Office at any time while the Insured is alive (up to his or her 121st birthday) and the Policy is in force, you may make a withdrawal, subject to the Company’s right to assess a charge in an amount up to $25 per withdrawal (currently waived). Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with withdrawal instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	for a Policy with Death Benefit Option A, withdraw an amount which would reduce the Specified Amount to less than the minimum Specified Amount required for issuance of a Policy at the time of withdrawal, unless this Policy is in force under Paid-up insurance (see “Paid-up Insurance”); or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge.

A withdrawal may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, unless the Policy is in force under Paid-up insurance, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the amount withdrawn less the excess, if any, of the result of (a) divided by (b) where:

(a)	is the Policy Value immediately prior to the withdrawal; and

(b)	is the Specified Amount divided by the Minimum Death Benefit Percentage (shown in the Policy schedule pages) applicable at the time of the withdrawal.

Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Contract Fund Value will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal must be allocated first among the Divisions in proportion to the amounts in each Division, with any excess amount allocated to amounts in the SAS Account (first from the Tier Two Balance, then the Tier One Balance).

Policy Loans

At any time while the Insured is alive and the Policy is in force, using the Policy as security, you may submit a request for a loan that is secured by the Contract Fund Value. The loan must be in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations”). Loan requests can be made in writing (including via facsimile, or under limited circumstances, by email). Eligible Owners may also submit loan requests by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with policy loan instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. They will be processed based on the date and time they are received in the

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Home Office. Requests will be effective on the Valuation Date or on the next date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We charge interest on Policy loan amounts. We also credit you with interest on amounts we set aside as collateral for those amounts. The loan rates are adjustable. The annual loan interest rate (Annual Market Loan Rate on Policy Loans) applied to loan amounts is set by the Company every January 1st. The maximum rate shall not exceed the greater of the minimum guaranteed annual effective interest rate for the SAS Account Tier One Balance plus 1% (or 2.5%) or the Moody's Corporate Bond Yield Averages-Monthly Average Corporates rate for the immediately preceding October (or substantially similar average established by the insurance supervisory official of the state of issue). The Company will not change the rate unless the maximum rate of interest is 0.5% or more above or below the then-current loan interest rate. The Company will give notice of the initial loan interest rate in effect at the time a Policy loan is made and if there is a change in loan interest rate no later than 30 days before the January 1st on which the change takes effect. Your state of issue may provide for a maximum guaranteed rate (see Appendix A for more details). This Policy will not terminate during a Policy Year as the sole result of an increase in the loan interest rate during such Policy Year.

Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement”).

As collateral for a Policy loan, the Company will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions first, with any excess deducted from the SAS Account (first from the Tier One Balance, then the Tier Two Balance). Borrowed amounts from the Divisions will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges”). A Policy loan, even if you repay it, may have a permanent effect on the Policy Value, Contract Fund Value, the Cash Surrender Value, and the Death Benefit because loan amounts from the

Divisions do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account first to the SAS Account Tier Two Balance, if any collateral was taken out of the SAS Account. Any payment made in excess of the collateral taken from the SAS Account will be applied to the Divisions of the Separate Account and/or SAS Account in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period, a 61 day period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. The payment must equal an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and premium to cover Monthly Policy Charges for three months. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions and/or the SAS Account, based on your allocation instructions then in effect subject to any applicable restrictions. We will also deduct any accumulated due and unpaid Monthly Policy Charges. Payments received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the Insured dies during the

Variable Universal Life Plus Prospectus	23

Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval, satisfaction of our current underwriting requirements and provided you make at least the minimum payment (see above). To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and premium to cover Monthly Policy Charges for three months. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement; and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

Please note that Net Premium paid upon reinstatement will not include any interest from the date of the lapse.

Upon reinstatement, your Policy Date will not change and your Death Benefit option will remain the same as of the date of lapse. Your Cash Surrender Value will equal the new Policy Value (see above) minus any Policy Debt. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement. On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, subject to applicable restrictions we will allocate the Policy Value less any Policy Debt among Divisions and/or the SAS Account based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Paid-Up Insurance

Upon written request to the Company, you may change your Policy to Paid-up insurance. Your election to convert to Paid-up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 18 months from the Policy Date. This feature is not available for policies issued in certain states where the Guideline Premium/Cash Value Corridor Test (see “Minimum Death benefit”) was elected at issue. See Appendix A for more information about whether your state of issue affects the availability of Paid-up insurance.

If the request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of change to Paid-Up insurance will be that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

On the date the Policy is changed to Paid-Up insurance, we deduct any applicable surrender charge and we transfer the Contract Fund Value to the Company’s General Account. Any outstanding Policy Debt continues. The Specified Amount will be changed to the Paid-up Specified Amount. The Paid-up Specified Amount is calculated as the Policy Value (after deducting the surrender charge and any withdrawals as of the date of the change) divided by the factor for the Paid-up insurance option shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits will be terminated. The definition of life insurance with be changed to the Cash Value Accumulation Test (please see “Death Benefit – Minimum Death Benefit” for more information).

After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt except that Policy Value (excluding loans) will not be less than the Paid-Up Specified Amount multiplied by the factor for the Paid-up insurance shown on the Policy schedule pages (“Guaranteed Minimum Paid-Up Policy Value”).

When the Policy is in force as Paid-up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can be requested by the Owner (see “Surrender and Withdrawals of Policy Value”). Withdrawals may reduce the Paid-up Specified Amount.

The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change no more frequently than once a year and at no time will the

24	Variable Universal Life Plus Prospectus

annual effective interest rate be less than the minimum Paid-up Minimum Guaranteed Annual Effective Interest Rate shown in the Policy schedule pages. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:

•	interest;

•	any loan repayment and accrued loan interest payment made; and

•	any Policy dividend directed to increase the Policy Value;

minus any of the following items applicable to the Contract Fund Value for the current day:

•	a Monthly Policy Charge;

•	Policy loans;

•	withdrawals; and

•	service charges.

When the Policy is in force as Paid-Up insurance, the Monthly Policy Charge consists of the Monthly Policy Debt Expense Charge and the Monthly Cost of Insurance Charge. These charges may be reduced in order to ensure the Policy Value is not less than the Guaranteed Minimum Paid-Up Policy Value.

Optional Benefits

There are currently two optional benefits for purchase under the Policy:

(1)	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”); and

(2)	the Additional Purchase Benefit.

The Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 40. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. These optional benefits are not available for all Attained Ages and underwriting classifications.

Selected Monthly Premium Benefit.    Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. This Optional Benefit is not available to be added to the Policy if, on the date the Optional Benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers these Optional Benefits, or should these Optional Benefits become unavailable in your state of issue.

The Selected Monthly Premium Benefit terminates on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

The amounts paid under the Selected Monthly Premium Benefits are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under these benefits will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under this benefit is subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions—Premium Expense Charges”).

Additional Purchase Benefit.    Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating

Variable Universal Life Plus Prospectus	25

Expenses”). Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the benefit. Once the Policy has been issued, an optional benefit may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate an optional benefit is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, or is received on or after the close of trading on the NYSE, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions and/or any available fixed option. Currently, transfer requests involving the Government Money Market Division and the SAS Account are subject to special restrictions (see “Restrictions on Amounts in the SAS Account and Government Money Market Division). Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from Contract Fund Value. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions or the request will not be processed. Your Financial Representative may provide us with instructions on your behalf involving the transfers, subject to our rules and requirements and any restrictions noted in this Prospectus.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with transfer instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the

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Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund). These limitations are not intended to supersede any limits that others may be imposed on the Government Money Market Fund (see “Restrictions on Amounts in the SAS Account and Government Money Market Division”).

Policies such as this (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however,

Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Dollar-Cost Averaging    With Dollar-Cost Averaging (“DCA”), you can arrange to have a designated amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly in allowable amounts from the Government Money Market Division into other Division(s) you have chosen. Transfers will end either when the amount in the Government Money Market Division is depleted or when you submit a request to our Home Office to stop such transfers, whichever is earlier. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with rebalancing requests on behalf of a Policy Owner

Variable Universal Life Plus Prospectus	27

subject to our current procedures, rules and requirements. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. There is no charge for DCA. We reserve the right to modify or terminate the DCA Plan at any time. The special restrictions placed on the Government Money Market Division (see “Restrictions on Amounts in the SAS Account and Government Money Market Division) do not apply when you elect the DCA features.

DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of declining markets. You should consult your Financial Representative before deciding whether to elect DCA.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions. If you elect portfolio rebalancing, amounts invested in the Divisions are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce amounts allocated to better performing Divisions. Please note that the SAS Account is not included in portfolio rebalancing.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. Subject to any limitations imposed by our short-term and excessive trading policies and procedures, you may elect portfolio rebalancing and modify or terminate your election at any time by submitting a request to our Home Office. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with rebalancing requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.

Allocation Models    The Company currently makes available allocation models at no extra charge for amounts invested in the Divisions. An Owner can select only one model at a time. Each of the four models currently available (Moderately Conservative, Balanced, Aggressive, Very Aggressive) is comprised of a combination of Divisions that hold Portfolios representing various asset classes with various levels of risk tolerance. Generally, the four models can be characterized as follows:

Moderately Conservative	This combination of Divisions with Portfolios that generally invest in fixed income securities and a mix of equity securities with a majority emphasis on fixed income investments in order to preserve principal, provide liquidity and income and to seek modest growth.
Balanced	This combination of Divisions with Portfolios that generally invest in a mix of fixed income and equity securities in order to preserve principal and pursue sustained long-term growth without the volatility of high-risk investments.
Aggressive	This combination of Divisions with Portfolios that generally invest in a mix of equity securities and some fixed income securities in order to primarily pursue long-term growth while willing to accept the volatility associated with high-risk investments.
Very Aggressive	This combination of Divisions with Portfolios that invest in almost entirely in a variety of equity securities in order to achieve higher potential growth while assuming the risks and higher volatility associated with these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in an Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by notifying us in writing, contacting their Financial Representative or by calling Advanced Markets Operations at 1-866-464-3800. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should contact their Financial Representative for more information about available allocation models (including the specific asset mixes of available models) and whether investment in a model is appropriate for them. Models may not be available for Policies with allocated amounts to the SAS Account.

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Available models may change from time to time, but you must make an affirmative election to change models. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio) or the elimination of a Portfolio as an investment option under the Policy pursuant to other applicable SEC regulatory guidance. In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available (e.g., a substitution, merger, or liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers” above for more information about how to change portfolio allocations).

Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate.

Charges and Deductions

Premium Expense Charges    We deduct a charge of 2.00% from each Premium Payment for state premium taxes that we incur (Premium Tax Charge). Premium taxes vary from state to state, and some jurisdictions within a state may charge an additional premium tax in certain circumstances. We charge 2.00% regardless of the state (or other jurisdiction) in which you live. The total tax rate for the state (and/or other jurisdiction) in which you live may be lower, higher, or equal to the 2.00% deduction. This charge may increase or decrease in the future to cover these taxes.

We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.55% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax laws.

We deduct a charge, or sales load, from each Premium Payment for sales costs. This charge is a percentage of Premium Payments and is a function of the premium paid relative to the Target Premium. For Premium Payments up to the Target Premium in Policy Years 1-10, the percentage is 6.95%. For Premium Payments in excess of the Target Premium in Policy Years 1-10, the percentage is 5.60%. For Premium Payments up to the Target Premium in Policy Years 11-20, the percentage is 3.95%. For Premium Payments in excess of Target Premium in Policy Years 11-20, the percentage is 5.60%. There is no sales load charge deduction for premiums received in Years 21+.

We expect to recover distribution expenses from this amount over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for distribution expenses (e.g., selling and advertising) in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against Contract Fund Value. (See “Monthly Policy Charges and Service Charges”). To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges    We deduct a Monthly Policy Charge from Contract Fund Value on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Percent of Contract Fund Value Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Specified Amount Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.

•

Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, and the Policy Year. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse

Variable Universal Life Plus Prospectus	29

underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses.

•	Monthly Percent of Contract Fund Value Charge. The Monthly Percent of Contract Fund Value Charge covers a portion of the costs of selling and administering the Policy. Our revenues attributable to this charge may exceed costs covered by this charge, in which case we may realize a gain.

•	Monthly Administrative Charge. This charge, which varies based on factors including but not limited to the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners.

•	Monthly Specified Amount Charge. This charge applies only during the first ten Policy Years and is based on factors, including, but not limited to, the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The Monthly Specified Amount Charge covers a portion of the costs of selling the Policy. Our revenue attributable to this charge may exceed costs covered by this charge, in which case we may realize a gain.

•	Monthly Underwriting and Issue Charge. This charge applies only during the first ten Policy Years and is based on the application date, the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The Monthly Underwriting and Issue Charge covers the cost of underwriting and issuing the Policy.

•	Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit.

•	Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any, and encompasses any loan interest spread. A loan interest spread is the difference between the interest rate charged on policy loan amounts and the interest rate credited on amounts designated as collateral for such loans. (Please see “Policy Loans” for more information on how the loan interest rate is calculated.) This charge is deducted from Contract Fund Value.

•	Additional Purchase Benefit Charge. This charge compensates us for the Additional Purchase Benefit (see “Optional Benefits”) if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, the Insured’s gender, and the amount of the benefit.

•	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. The charge for a waiver upon total disability benefit is deducted if the benefit is selected. This charge may vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit, and may increase from year to year. For substandard risks, the charges may be increased by a multiple of up to 4.0 times the standard risk rate.

We also charge certain transaction fees (also referred to as service charges) to be deducted from Contract Fund Value on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions and/or the NM Strength and Stability Account, $25 per illustration of the Policy’s benefits and/or values if more than one request for an illustration occurs in a Policy Year and $25 per change of the Death Benefit option. Currently we waive all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

Unless another Policy provision or rider dictates, deductions from Contract Fund Value are apportioned among the Divisions and/or the NM Strength and Stability Account in proportion to the amounts invested in the Divisions and/or the SAS Account. Deductions from the SAS Account are applied to the Tier Two balance first.

A surrender charge will be deducted from Contract Fund Value only during the first ten Policy Years if the Policy is surrendered or changed to the Paid-up insurance. The surrender charge during the first through fifth Policy Year is a percentage of the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the Target Premium. After the fifth Policy Year, the surrender charge grades down monthly in Policy Years six through ten to zero.

All charges in this section expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.

The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2019 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.25%. For further information, consult the Portfolio’s prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

30	Variable Universal Life Plus Prospectus

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiaries (direct, contingent or further payees) you designate while the Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office in Good Order, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change. If you do not name a beneficiary or your direct and contingent beneficiaries are not living when the Life Insurance Benefit becomes payable, you, as Owner, or your estate if you are deceased, will receive the proceeds.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law), except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.

Suicide    If the Insured dies by suicide within two years from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within two years of the date of issuance (or earlier, as required by state law) of a change in the Policy that was subject to insurability requirements, the amount payable will be an amount that would have been paid had no change been made less any applicable charges attributable to the change. The amount payable may be different in your state.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.

Collateral Assignment    If deemed acceptable by the Company, under certain circumstances and pursuant to the terms of your Policy you may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office even if effect of such assignment is given as of the time the Owner signs the assignment. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”). Any such assignment will be subordinate to any assignment to the Company for loans regardless of the date of the loan.

Deferral of Determination and Payment    We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.

When the Policy is in force as Paid-up insurance or for the portion of the Cash Surrender Value invested in the NM Strength and Stability Account, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate determined by the Company (currently 1.25%) from the date of surrender to the date of payment (or as otherwise required by state law). We may also defer payment of a Policy loan or withdrawal for up to six months.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as an annual dividend on the Policy Anniversary.

Variable Universal Life Plus Prospectus	31

There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Contract Fund Value. Dividends used to increase the Contract Fund Value will be allocated according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value, Contract Fund Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of allocations among the Divisions and/or SAS Account. If the Policy is in force as Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Contract Fund Value is allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call Advanced Markets Operations at 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling Advanced Markets Operations at 1-866-464-3800.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the Policy's maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call Advanced Markets Operations at 1-866-464-3800 for assistance in making such changes.

Cybersecurity and Certain Business Continuity Risks

The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data

32	Variable Universal Life Plus Prospectus

maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please contact your Financial Representative or call Advanced Markets Operations at 1-866-464-3800. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the proposed Insured and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, death benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these

Variable Universal Life Plus Prospectus	33

variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated. We reserve the right to charge for Illustrations in excess of one per Policy year (see “Charges and Deductions”).

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a Guideline Premium/Cash Value Corridor Test (“GLPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.

The definitional tests under the Code are based on the Commissioner's Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. The test applied to your policy is based on the 2017 CSO mortality tables.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. The increase to the Death Benefit is more likely if premiums are paid to or in excess of the longest Death Benefit Guarantee premium. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit relative to the Policy Value, which may increase the Cost of Insurance charges, especially in the Policy’s later years.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit

34	Variable Universal Life Plus Prospectus

received by a beneficiary will generally not be subject to federal income tax.

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the investment in the contract (“cost basis” or “basis”) of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However, dividends applied to purchase additional insurance or used to pay premiums are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Policy Value of the Policy, and the total Policy Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s basis.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, thereby causing the Policy to lapse. As described above, if your policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the policy.

Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for a valuable consideration, it is taxable to the extent the sales proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. If a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit will be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit will not be taxable if both of the following criteria are satisfied:

1.	The transfer was no a “Reportable Policy Sale,” and

2.

The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer. You should seek qualified tax advice if you plan a transfer of ownership.

A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. A Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor.

Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may, among other things, include the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable

Variable Universal Life Plus Prospectus	35

tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.

A Policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period. If a reduction occurs during a seven-pay period, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election for Paid-up insurance or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limits is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Transfer Taxes    If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Life Insurance Death Benefit will generally be includible in the Insured’s estate for purposes of the federal estate tax and any applicable state inheritance tax. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

An exemption limit of $10 million (single)/$20 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

36	Variable Universal Life Plus Prospectus

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule will not apply if (i) the insured is an eligible employee and (ii) certain notice and consent requirements are satisfied before the policy is issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, if a business owns life insurance with cash value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Policy Value to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income. In Revenue Procedure 2007-61, the IRS provided a safe harbor under which the annual increase in cash value of life insurance policies covering no more than 35% of the company’s employees, directors, officers and 20% owners will not limit the life insurance company’s deductions. Additionally, the Revenue Procedure included language that the tax-deferred nature of such contracts remains subject to challenge by the IRS under other provisions of the tax law, including judicial doctrines such as the business purpose doctrine.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or

Variable Universal Life Plus Prospectus	37

transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 42.5% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 1.5% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.07% of

Invested Assets is paid at the end of Policy Years 2 and later. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

38	Variable Universal Life Plus Prospectus

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1.	amendments or endorsements;
2.	supplemental Applications;
3.	reinstatement Applications; and
4.	Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH SURRENDER VALUE

An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan and Surrender Charge may be used in place of Cash Surrender Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Cash Surrender Value, as appropriate.

CODE

The Internal Revenue Code of 1986, as amended.

CONTRACT FUND VALUE

An amount equal to amounts in the Divisions and the NM Strength and Stability Account but does not include Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Contract Fund Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Contract Fund Value after deductions for a surrender charge or an outstanding loan, as appropriate.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit”).

DEATH BENEFIT GUARANTEE GRACE PERIOD

A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is licensed both as a Northwestern Mutual insurance agent and as a registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

IN FORCE DATE

The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.

INITIAL ALLOCATION DATE

The date identified in the Policy on which we first allocate Net Premium to the Divisions of the Separate Account and/or the NM Strength and Stability Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

The person named as the Insured on the Application and in the Policy.

Variable Universal Life Plus Prospectus	39

INVESTMENT ACCOUNT

Amounts allocated to the Divisions of the Separate Account. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Invested Assets may be used in place of Investment Account.

ISSUE AGE

The Insured’s age on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

MEC

Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1.	the monthly cost of insurance charge;
2.	the monthly percent of contract fund value charge;
3.	the monthly administrative charge;
4.	the monthly Specified Amount charge;
5.	the monthly underwriting and issue charge;
6.	the monthly cost of any optional benefit, if applicable;
7.	the monthly Policy Debt Expense charge, if applicable; and
8.	the monthly Death Benefit Guarantee charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charges have been deducted.

NM STRENGTH AND STABILITY ACCOUNT

Amounts allocated or transferred to a fixed interest crediting option on or after the NM Strength and Stability Account availability date that are part of the Company’s General Account.

NYSE

New York Stock Exchange.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1.	Policy Year;
2.	Policy Anniversary;
3.	Monthly Processing Date;
4.	Death Benefit Guarantee Period;
5.	the Issue Age of Insured; and
6.	the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment. Please note that due to the coronavirus COVID-19 crisis, for Policies entering their grace periods between March 1, 2020 and June 1, 2020, the grace period will be 90 days (or longer if mandated by your state). Additional extensions of your Policy’s grace period, or the June 1, 2020 end date, may apply in the future but are not guaranteed.

POLICY VALUE

The sum of Contract Fund Value and Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Policy Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Policy Value after deductions for a surrender charge or an outstanding loan, as appropriate.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, which is used in determining the insurance coverage on an Insured’s life.

40	Variable Universal Life Plus Prospectus

TARGET PREMIUM

An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured including but not limited to Issue Age, sex, and underwriting classification, used to compute certain charges. The Target Premium is the dollar amount identified in the Maximum Sales Load section of the Policy schedule pages.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus including any day a Portfolio does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

Variable Universal Life Plus Prospectus	41

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference into this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call Advanced Markets Operations toll-free at 1-866-464-3800. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Universal Life Plus Policy free of charge upon your request. The illustrations show how the Death Benefit, Contract Fund Value and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Markets Operations at 1-866-464-3800.

Investment Company Act File No. 811- 21933

42	Variable Universal Life Plus Prospectus

Appendix A

(State Variations)

This Appendix A contains important state specific variations for Policies issued in the states as noted below. The prospectus provides a general description of the Policy (and any endorsements) but your state of issue may provide different features from, and impose different costs than, those described in the body of the Prospectus. Please see your Policy for specific details.

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Arizona	Incontestability	There is no exception for fraudulent misstatements.
Arkansas	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate of 5%.
California	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Optional Waiver Benefit (Upon Total Disability)	For two years following the Date of Issue the Insured will not covered for a Total Disability caused or substantially caused by a pre-existing condition.
Colorado	Right to Return	Unless the Policy is a replacement it may be returned within fifteen (15) days after it was received.
Connecticut	Right to Return	If the Policy is a replacement it may be returned within ten (10) days after it was received. For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Incontestability	There is no exception for fraudulent misstatements.
Delaware	Right to Return	If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
District of Columbia	Right to Return	The Policy may be returned within ten (10) days after it was received or forty-five (45) days after the application was signed, whichever is later. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Incontestability	There is no exception for fraudulent misstatements.
Florida	Right to Return	The Policy may be returned within fourteen (14) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Changing Death Benefit Option	Only changes to Option A are allowed. Changes to Options B or C are not allowed.
	Incontestability	There is no exception for fraudulent misstatements.
Georgia	Right to Return	The Policy may be returned within ten (10) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
Hawaii	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
	Optional Waiver Benefit (Upon Total Disability)	Unless there is evidence of changes in medical circumstances, upon Total Disability the Company will not require proof from a physician more often than once in any three calendar years.
Idaho	Right to Return	The Policy may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

Variable Universal Life Plus Prospectus	43

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Illinois	Right to Return	If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
	Incontestability	There is no exception for fraudulent misstatements.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than two months.
Indiana	Right to Return

For non-replacements, the Policy may be returned within ten (10) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

	Incontestability	There is no exception for fraudulent misstatements.
	Suicide	The life insurance benefit paid as a result of suicide within two years of policy changes is calculated the same as for benefits paid as a result of suicides within two years of issue.
	Surrenders	Cash Surrender Value paid upon surrenders within 30 days of after a Policy anniversary shall not be less than the Cash Surrender Value as of such Policy anniversary.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days.
Kansas	Right to Return	If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements the amount of the refund will be the premium paid less any policy debt and withdrawals.
Louisiana	Incontestability	There is no exception for fraudulent misstatements.
Maryland	Right to Return

For non-replacements, the Policy may be returned within ten (10) days after it was received or forty-five (45) days after the date the application is signed, whichever is later. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

For replacements, the Policy may be returned within thirty (30) days after it was received or forty-give (45) days after the date the application is signed, whichever is later.

	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
Massachusetts	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
Right to Return

For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

If the Policy is a replacement, it may be returned within 20 days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

Michigan	Right to Return	The Policy may be returned within ten (10) days after it was received or forty-five (45) days after the date the application is signed, whichever is later. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days assuming the Company has sufficient information to determine the appropriate payee and no other legal impediment exists to prevent payment.

44	Variable Universal Life Plus Prospectus

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Minnesota	Right to Return	For non-replacements, the amount of the refund will include all premiums paid, including the refund of any fees or charges.
	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
Missouri	Right to Return

For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

If the Policy is a replacement, it may be returned within 20 days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

	Incontestability	There is no exception for fraudulent misstatements.
	Suicide	The suicide exclusion applies within one year after date of issue or policy changes.
Montana	Right to Return	For non-replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
	Optional Waiver Benefit (Upon Total Disability)	Written notice of any claim for this benefit must be provided to the Company within 6 months from the occurrence or commencement of loss.
	Incontestability	There is no exception for fraudulent misstatements.
	Suicide	Payments made under this provision are limited to refund of premiums or cash value, whichever is greater.
Nebraska	Right to Return	For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Life Insurance Benefit	Interest paid on the life insurance benefit from the date of death shall not be less than the rate required by Nebraska law.
Nevada	Right to Return

For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

For replacements, the Policy may be returned within 30 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

New Hampshire	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
New Jersey	Right to Return	For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Life Insurance Benefit	Interest rates on the life insurance benefits paid after 60 days (or 90 days if under investigation) from proof of death shall not be less than the rate applicable to the New Jersey Cash Management Fund for the preceding year rounded to the nearest one-half percent.
	Incontestability	There is no exception for fraudulent misstatements.

Variable Universal Life Plus Prospectus	45

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
North Carolina	Right to Return	For non-replacements, the Policy may be returned within ten (10) days after it was received or forty-five (45) days after date the application is signed, whichever is later. For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within twenty-four (24) months after the date of issue.
	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
	Reinstatement	The Policy may be reinstated within five years after termination.
	Incontestability	There is no exception for fraudulent misstatements.
North Dakota	Right to Return	The Policy may be returned within twenty (20) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Suicide	The suicide exclusion applies within one year after date of issue or policy changes.
Ohio	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days assuming the Company has no other legal impediment exists to prevent payment.
Oklahoma	Right to Return	If Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals. If the refund is deferred more than 30 days, interest will be paid on the refund in accordance with Oklahoma law.
Oregon	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Incontestability	There is no exception for fraudulent misstatements.
Pennsylvania	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
Rhode Island	Right to Return	For non-replacements, the Policy may be returned within twenty (20) days after it was received. The amount of the refund will be the premium paid less any policy debt and withdrawals.
	Life Insurance Benefit	Interest paid on the life insurance benefit from the date of death shall not be less than 9%.
	Incontestability	There is no exception for fraudulent misstatements.
South Carolina	Right to Return	For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
Tennessee	Right to Return	If Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
Texas	Right to Return	For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days assuming the right to proceeds has been established.
	Incontestability	There is no exception for fraudulent misstatements.

46	Variable Universal Life Plus Prospectus

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Utah	Right to Return	The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
Vermont	Right to Return	For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Incontestability	There is no exception for fraudulent misstatements.
	Life Insurance Benefit	Interest paid on the life insurance benefit shall not be less than the greater of the interest on proceeds left on deposit or 6%.
Virginia	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
Washington	Right to Return	If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For all returns, the amount of the refund will be the premium paid less any policy debt and withdrawals.
West Virginia	Right to Return	For non-replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

Variable Universal Life Plus Prospectus	47

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-464-3800

STATEMENT OF ADDITIONAL INFORMATION

Variable Universal Life Plus

This Statement of Additional Information ("SAI") contains additional information regarding the Variable Universal Life Plus (NY) insurance policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2020. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2020.

Page
DISTRIBUTION OF THE POLICY ...........................................................................................	B-3
EXPERTS ....................................................................................................................................	B-3
FINANCIAL STATEMENTS OF THE ACCOUNT...................................................................	F-1
FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL .......................................	NM-1

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company, is the principal underwriter and distributor of the Policy. NMIS is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.

Year	Amount
2019	$38,385,091
2018	$30,920,249
2017	$19,621,125

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019, and the financial statements of Northwestern Mutual Variable Life Account II as of December 31, 2019 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2019

Northwestern Mutual Variable Life Account II

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Policyowners of Northwestern Mutual Variable Life Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of Northwestern Mutual Variable Life Account II indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Northwestern Mutual Variable Life Account II as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division	Mid Cap Value Division	Select Bond Division	U.S. Strategic Equity
(1)	(1)	(1)	Division (1)
Focused Appreciation	Small Cap Growth	Long-Term U.S.	U.S. Small Cap Equity
Division (1)	Stock Division (1)	Government Bond	Division (1)
Division (1)
Large Cap Core Stock	Index 600 Stock	Inflation Protection	International
Division (1)	Division (1)	Division (1)	Developed Markets
Division (1)
Large Cap Blend	Small Cap Value	High Yield Bond	Strategic Bond Division
Division (1)	Division (1)	Division (1)	(1)
Index 500 Stock	International Growth	Multi-Sector Bond	Global Real Estate
Division (1)	Division (1)	Division (1)	Securities Division (1)
Large Company Value	Research International	Balanced Division (1)	LifePoints Moderate
Division (1)	Core Division (1)		Strategy Division (1)
Domestic Equity	International Equity	Asset Allocation	LifePoints Balanced
Division (1)	Division (1)	Division (1)	Strategy Division (1)
Equity Income Division	Emerging Markets	Fidelity VIP Mid Cap	LifePoints Growth
(1)	Equity Division (1)	Division (1)	Strategy Division (1)
Mid Cap Growth Stock	Government Money	Fidelity VIP	LifePoints Equity
Division (1)	Market Division (1)	Contrafund Division (1)	Growth Strategy
Division (1)
Index 400 Stock	Short-Term Bond	AMT Sustainable	Credit Suisse Trust
Division (1)	Division (1)	Equity Division (1)	Commodity Return
Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018
Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Northwestern Mutual Variable Life Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Northwestern Mutual Variable Life Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP Milwaukee, Wisconsin

April 29, 2020

We have served as the auditor of one or more of the divisions of Northwestern Mutual Variable Life Account II since 2007.

2

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities"""""""""""""""""""""""""""""""""	F-1
Statements of Operations""""""""""""""""""""""""""""""""""""".	F-9
Statements of Changes on Net Assets"""""""""""""""""""""""""""""""..	F-12
Notes to Financial Statements""""""""""""""""""""""""""""""""""."	F-22

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

		Focused
	Growth Stock	Appreciation	Large Cap Core	Large Cap	Index 500
	Division	Division	Stock Division	Blend Division	Stock Division
Assets:
Investments, at fair value (1)	$13,453	$22,056	$8,021	$2,194	$130,080
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	8	-	3
Total Assets	13,453	22,056	8,029	2,194	130,083
Liabilities:		-	-	-	-
Due to Northwestern Mutual Life Insurance Company	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$13,453	$22,056	$8,029	$2,194	$130,083
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$5,814	$18,834	$4,595	$1,976	$105,774
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	7,359	1,891	2,609	4	15,577
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	279	1,323	824	214	8,465
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	1	8	1	-	267
Policyowners' Equity
Total Net Assets	$13,453	$22,056	$8,029	$2,194	$130,083

(1) Investments, at cost	$12,536	$17,890	$8,057	$2,048	$108,005
Mutual Fund Shares Held	4,233	6,949	4,954	1,801	22,482
(2) Accumulation Unit Value	$96.585761	$68.873586	$65.424142	$21.249241	$178.109105
Units Outstanding	61	274	69	93	595
(3) Accumulation Unit Value	$96.585761	$68.873586	$65.424142	$21.249241	$178.109105
Units Outstanding	76	27	40	-	87
(4) Accumulation Unit Value	$96.585761	$68.873586	$65.424142	$21.249241	$178.109105
Units Outstanding	3	19	13	10	48
(5) Accumulation Unit Value	$96.585761	$68.873586	$65.424142	$21.249241	$178.109105
Units Outstanding	- (a)	- (a)	- (a)	-	1

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

	Large			Mid Cap
	Company Value	Domestic	Equity Income	Growth Stock	Index 400
	Division	Equity Division	Division	Division	Stock Division
Assets:
Investments, at fair value (1)	$2,467	$22,120	$14,244	$8,563	$33,255
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	4
Total Assets	2,467	22,120	14,244	8,563	33,259
Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	1	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	1	-	-
Total Net Assets	$2,467	$22,120	$14,243	$8,563	$33,259
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$1,572	$17,800	$11,573	$4,481	$29,067
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	676	3,235	1,898	3,614	2,931
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	218	1,037	765	465	1,205
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	1	48	7	3	56
Policyowners' Equity
Total Net Assets	$2,467	$22,120	$14,243	$8,563	$33,259

(1) Investments, at cost	$2,419	$19,638	$13,811	$7,953	$32,285
Mutual Fund Shares Held	2,388	12,640	8,011	2,501	16,479
(2) Accumulation Unit Value	$20.083819	$35.207252	$40.467475	$154.540637	$66.313755
Units Outstanding	77	506	285	30	438
(3) Accumulation Unit Value	$20.083819	$35.207252	$40.467475	$154.540637	$66.313755
Units Outstanding	34	92	47	23	44
(4) Accumulation Unit Value	$20.083819	$35.207252	$40.467475	$154.540637	$66.313755
Units Outstanding	11	29	19	3	18
(5) Accumulation Unit Value	$20.083819	$35.207252	$40.467475	$154.540637	$66.313755
Units Outstanding	- (a)	1	- (a)	- (a)	1

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Assets:
Investments, at fair value (1)	$13,531	$13,658	$16,709	$9,943	$26,389
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	6	-	-	-
Total Assets	13,531	13,664	16,709	9,943	26,389
Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$13,531	$13,664	$16,709	$9,943	$26,389
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$10,615	$9,308	$13,549	$8,793	$24,298
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	1,828	3,520	2,759	688	785
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	1,062	815	379	462	1,250
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	26	21	22	-	56
Policyowners' Equity
Total Net Assets	$13,531	$13,664	$16,709	$9,943	$26,389

(1) Investments, at cost	$13,651	$13,257	$15,968	$10,389	$20,825
Mutual Fund Shares Held	8,180	5,014	11,660	4,584	14,264
(2) Accumulation Unit Value	$49.276848	$78.030714	$27.399696	$52.395678	$28.928599
Units Outstanding	214	119	494	168	840
(3) Accumulation Unit Value	$49.276848	$78.030714	$27.399696	$52.395678	$28.928599
Units Outstanding	37	45	101	13	27
(4) Accumulation Unit Value	$49.276848	$78.030714	$27.399696	$52.395678	$28.928599
Units Outstanding	22	10	14	9	43
(5) Accumulation Unit Value	$49.276848	$78.030714	$27.399696	$52.395678	$28.928599
Units Outstanding	1	- (a)	1	-	2

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Assets:
Investments, at fair value (1)	$23,291	$42,617	$30,378	$21,089	$3,594
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	1	120	-
Total Assets	23,291	42,617	30,379	21,209	3,594
Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	-	-	-
Due to Participants	-	-	-	10	-
Total Liabilities	1	-	-	10	-
Total Net Assets	$23,290	$42,617	$30,379	$21,199	$3,594
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$19,851	$36,627	$28,124	$16,048	$1,852
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	1,460	4,127	698	4,860	384
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	1,930	1,818	1,499	78	1,353
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	49	45	58	213	5
Policyowners' Equity
Total Net Assets	$23,290	$42,617	$30,379	$21,199	$3,594

(1) Investments, at cost	$20,708	$44,619	$26,653	$21,089	$3,563
Mutual Fund Shares Held	21,526	25,828	27,099	21,089	3,407
(2) Accumulation Unit Value	$14.176293	$5.804990	$12.866468	$43.345856	$13.380170
Units Outstanding	1,400	6,309	2,186	371	139
(3) Accumulation Unit Value	$14.176293	$5.804990	$12.866468	$43.345856	$13.380170
Units Outstanding	103	711	54	112	29
(4) Accumulation Unit Value	$14.176293	$5.804990	$12.866468	$43.345856	$13.380170
Units Outstanding	136	313	117	2	101
(5) Accumulation Unit Value	$14.176293	$5.804990	$12.866468	$43.345856	$13.380170
Units Outstanding	3	8	4	5	- (a)

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Assets:
Investments, at fair value (1)	$31,508	$672	$4,928	$15,205	$18,341
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	3	-
Total Assets	31,508	672	4,928	15,208	18,341
Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$31,508	$672	$4,928	$15,208	$18,341
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$23,000	$615	$3,541	$12,637	$16,556
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	7,650	48	1,224	2,241	1,167
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	817	8	155	316	594
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	41	1	8	14	24
Policyowners' Equity
Total Net Assets	$31,508	$672	$4,928	$15,208	$18,341

(1) Investments, at cost	$30,806	$633	$4,805	$14,917	$17,446
Mutual Fund Shares Held	24,312	600	4,365	20,355	16,088
(2) Accumulation Unit Value	$245.997917	$22.930587	$15.648347	$59.428074	$21.138053
Units Outstanding	94	27	225	213	783
(3) Accumulation Unit Value	$245.997917	$22.930587	$15.648347	$59.428074	$21.138053
Units Outstanding	31	2	78	38	55
(4) Accumulation Unit Value	$245.997917	$22.930587	$15.648347	$59.428074	$21.138053
Units Outstanding	3	- (a)	10	5	28
(5) Accumulation Unit Value	$245.997917	$22.930587	$15.648347	$59.428074	$21.138053
Units Outstanding	- (a)	- (a)	1	- (a)	1

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
	Division	Division	Cap Division	Division	Equity Division
Assets:
Investments, at fair value (1)	$7,767	$2,357	$-	$-	$-
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	14,289	18,253	-
Neuberger Berman Advisers Management Trust	-	-	-	-	11,086
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	4	-	-	-
Total Assets	7,767	2,361	14,289	18,253	11,086
Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$7,767	$2,361	$14,289	$18,253	$11,086
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$3,567	$710	$12,344	$16,046	$10,122
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	4,186	1,438	987	482	332
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	7	213	958	1,682	606
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	7	-	-	43	26
Policyowners' Equity
Total Net Assets	$7,767	$2,361	$14,289	$18,253	$11,086

(1) Investments, at cost	$7,522	$2,332	$14,501	$16,808	$10,088
Mutual Fund Shares Held	5,227	1,937	450	506	412
(2) Accumulation Unit Value	$246.784874	$29.093477	$59.676525	$27.008170	$25.016087
Units Outstanding	14	25	207	593	404
(3) Accumulation Unit Value	$246.784874	$29.093477	$59.676525	$27.008170	$25.016087
Units Outstanding	17	49	17	18	13
(4) Accumulation Unit Value	$246.784874	$29.093477	$59.676525	$27.008170	$25.016087
Units Outstanding	- (a)	7	16	62	24
(5) Accumulation Unit Value	$246.784874	$29.093477	$59.676525	$27.008170	$25.016087
Units Outstanding	- (a)	-	-	2	1

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

			International		Global Real
			Developed		Estate
	U.S. Strategic	U.S. Small Cap	Markets	Strategic Bond	Securities
	Equity Division	Equity Division	Division	Division	Division
Assets:
Investments, at fair value (1)	$-	$-	$-	$-	$-
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	4,290	2,771	10,434	9,326	22,970
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	8	1	1	4	2
Total Assets	4,298	2,772	10,435	9,330	22,972
Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$4,298	$2,772	$10,435	$9,330	$22,972
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$3,710	$2,154	$7,202	$7,068	$20,302
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	560	377	3,143	1,864	1,634
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	28	241	90	384	995
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	-	-	-	14	41
Policyowners' Equity
Total Net Assets	$4,298	$2,772	$10,435	$9,330	$22,972

(1) Investments, at cost	$4,424	$2,838	$10,264	$9,195	$22,197
Mutual Fund Shares Held	268	194	890	883	1,492
(2) Accumulation Unit Value	$28.741505	$37.394611	$22.896522	$26.963899	$59.135972
Units Outstanding	128	58	314	262	342
(3) Accumulation Unit Value	$28.741505	$37.394611	$22.896522	$26.963899	$59.135972
Units Outstanding	19	10	137	69	27
(4) Accumulation Unit Value	$28.741505	$37.394611	$22.896522	$26.963899	$59.135972
Units Outstanding	1	6	4	14	17
(5) Accumulation Unit Value	$28.741505	$37.394611	$22.896522	$26.963899	$59.135972
Units Outstanding	-	-	-	1	1

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2019 (in thousands, except accumulation unit values)

	LifePoints	LifePoints	LifePoints	LifePoints	Credit Suisse
	Moderate	Balanced	Growth	Equity Growth	Trust Commodity
	Strategy	Strategy	Strategy	Strategy	Return Strategy
	Division	Division	Division	Division	Division
Assets:
Investments, at fair value (1)	$-	$-	$-	$-	$-
Northwestern Mutual Series Fund, Inc
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	124	1,543	2,622	420	-
Credit Suisse Trust	-	-	-	-	10,747
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	124	1,543	2,622	420	10,747
Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Total Net Assets	$124	$1,543	$2,622	$420	$10,747
Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)	$73	$537	$1,771	$420	$9,906
Policyowners' Equity
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)	51	1,006	462	-	380
Policyowners' Equity
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)	-	-	389	-	433
Policyowners' Equity
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)	-	-	-	-	28
Policyowners' Equity
Total Net Assets	$124	$1,543	$2,622	$420	$10,747

(1) Investments, at cost	$122	$1,485	$2,627	$426	$11,399
Mutual Fund Shares Held	12	158	270	46	2,928
(2) Accumulation Unit Value	$17.716081	$17.958473	$17.402048	$16.548015	$4.729147
Units Outstanding	4	30	102	26	2,094
(3) Accumulation Unit Value	$17.716081	$17.958473	$17.402048	$16.548015	$4.729147
Units Outstanding	3	56	27	-	80
(4) Accumulation Unit Value	$17.716081	$17.958473	$17.402048	$16.548015	$4.729147
Units Outstanding	-	-	22	-	92
(5) Accumulation Unit Value	$17.716081	$17.958473	$17.402048	$16.548015	$4.729147
Units Outstanding	-	-	-	-	6

(a)Amount is less than one thousand.

The Accompanying Notes are an Integral Part of these Financial Statements. F-8

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For theYear Ended December 31, 2019 (in thousands)

		Focused
	Growth Stock	Appreciation	Large Cap Core	Large Cap	Index 500
Income:	Division	Division	Stock Division	Blend Division	Stock Division

Dividend income	$82	$128	$84	$23	$1,720
Net investment income (loss)	82	128	84	23	1,720

Realized gain (loss) on investments:

Realized gain (loss) on sale of fund shares Realized gain distribution

Realized gains (losses)

Change in unrealized appreciation/(depreciation) of investments during the period

Net increase (decrease) in net assets resulting from operations

200	261	(70)	34	2,611
1,274	1,126	345	193	2,510
1,474	1,387	275	227	5,121
1,387	3,643	1,518	187	19,962
$2,943	$5,158	$1,877	$437	$26,803

Large			Mid Cap
Company Value	Domestic	Equity Income	Growth Stock	Index 400
Division	Equity Division	Division	Division	Stock Division
Income:
Dividend income	$45	$360	$303	$14	$350
Net investment income (loss)	45	360	303	14	350
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1	179	32	73	129
Realized gain distribution	144	927	808	334	1,860
Realized gains (losses)	145	1,106	840	407	1,989
Change in unrealized appreciation/(depreciation)
of investments during the period	251	1,911	1,856	1,384	3,530
Net increase (decrease) in net assets
resulting from operations	$441	$3,377	$2,999	$1,805	$5,869

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
Income:	Division	Division	Stock Division	Value Division	Division

Dividend income	$193	$11	$36	$44	$281
Net investment income (loss)	193	11	36	44	281
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(100)	283	104	(50)	179
Realized gain distribution	1,070	1,649	996	1,424	73
Realized gains (losses)	970	1,932	1,100	1,374	252
Change in unrealized appreciation/(depreciation)
of investments during the period	1,627	1,249	1,481	550	5,723
Net increase (decrease) in net assets
resulting from operations	$2,790	$3,192	$2,617	$1,968	$6,256

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For theYear Ended December 31, 2019 (in thousands)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
Income:	Core Division	Equity Division	Division	Division	Bond Division

Dividend income	$329	$972	$294	$306	$72
Net investment income (loss)	329	972	294	306	72
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	40	(198)	33	-	11
Realized gain distribution	528	1,777	-	-	-
Realized gains (losses)	568	1,579	33	-	11
Change in unrealized appreciation/(depreciation)
of investments during the period	3,531	1,872	4,174	-	37
Net increase (decrease) in net assets
resulting from operations	$4,428	$4,423	$4,501	$306	$120

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
Income:	Division	Bond Division	Division	Bond Division	Bond Division

Dividend income	$843	$12	$113	$782	$769
Net investment income (loss)	843	12	113	782	769
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	114	65	8	(11)	41
Realized gain distribution	-	-	-	-	-
Realized gains (losses)	114	65	8	(11)	41
Change in unrealized appreciation/(depreciation)
of investments during the period	1,310	43	229	1,034	1,138
Net increase (decrease) in net assets
resulting from operations	$2,267	$120	$350	$1,805	$1,948

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
Income:	Division	Division	Cap Division	Division	Equity Division

Dividend income	$166	$30	$90	$34	$41
Net investment income (loss)	166	30	90	34	41
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	39	12	(146)	4	79
Realized gain distribution	372	83	1,284	1,501	549
Realized gains (losses)	411	95	1,138	1,505	628
Change in unrealized appreciation/(depreciation)
of investments during the period	588	106	1,454	2,316	1,359
Net increase (decrease) in net assets
resulting from operations	$1,165	$231	$2,682	$3,855	$2,028

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For theYear Ended December 31, 2019 (in thousands)

			International
	U.S. Strategic	U.S. Small Cap	Developed	Strategic Bond
Income:	Equity Division	Equity Division	Markets Division	Division

Dividend income	$42	$15	$256	$263
Net investment income (loss)	42	15	256	263

Realized gain (loss) on investments:

Realized gain (loss) on sale of fund shares Realized gain distribution

Realized gains (losses)

Change in unrealized appreciation/(depreciation) of investments during the period

Net increase (decrease) in net assets resulting from operations

(88)	(53)	(18)	62
222	41	-	132
134	(12)	(18)	194
852	510	1,266	311
$1,028	$513	$1,504	$768

Global Real	LifePoints	LifePoints	LifePoints
Estate	Moderate		Growth
Securities	Strategy	Balanced	Strategy
Division	Division	Strategy Division	Division
Income:
Dividend income	$1,090	$1	$23	$18
Net investment income (loss)	1,090	1	23	18

Realized gain (loss) on investments:

Realized gain (loss) on sale of fund shares Realized gain distribution

Realized gains (losses)

Change in unrealized appreciation/(depreciation) of investments during the period

Net increase (decrease) in net assets resulting from operations

41	(1)	(86)	(12)
-	2	29	130
41	1	(57)	118
2,538	11	274	265
$3,669	$13	$240	$401

	Credit Suisse
LifePoints	Trust
Equity Growth	Commodity
Strategy	Return Strategy
Division	Division
Income:
Dividend income	$1	$80
Net investment income (loss)	1	80
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1)	(333)
Realized gain distribution	28	-
Realized gains (losses)	27	(333)
Change in unrealized appreciation/(depreciation)
of investments during the period	50	838
Net increase (decrease) in net assets
resulting from operations	$78	$585

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

				Focused Appreciation
	Growth Stock Division			Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018
	$	$	$	$
Net investment income (loss)	82	72	128	82
Net realized gains (losses)	1,474	1,264	1,387	731
Net change in unrealized appreciation/(depreciation)	1,387	(1,249)	3,643	(1,215)
Net increase (decrease) in net assets resulting from operations	2,943	87	5,158	(402)
Policy Transactions:
Policy owners' net payments	1,040	791	2,627	2,358
Policy loans, surrenders and death benefits	(220)	(344)	(553)	(640)
Mortality and other (net)	(296)	(265)	(639)	(613)
Transfers from other divisions or sponsor	48,949	49,870	33,005	29,722
Transfers to other divisions or sponsor	(48,391)	(49,627)	(33,303)	(29,635)
Net increase (decrease) in net assets resulting from contract
transactions	1,082	425	1,137	1,192
Net increase (decrease) in net assets	4,025	512	6,295	790
Net Assets:
Beginning of period	9,428	8,916	15,761	14,971
End of period	$13,453	$9,428	$22,056	$15,761

Units issued during the period	583	648	589	592
Units redeemed during the period	(570)	(643)	(571)	(570)
Net units issued (redeemed) during period	13	5	18	22

Large Cap Core Stock

Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Large Cap Blend Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$		$		$		$
Net investment income (loss)		84		101		23		16
Net realized gains (losses)		275		2,040		227		154
Net change in unrealized appreciation/(depreciation)		1,518		(2,542)		187		(255)
Net increase (decrease) in net assets resulting from operations		1,877		(401)		437		(85)
Policy Transactions:
Policy owners' net payments		684		658		194		189
Policy loans, surrenders and death benefits		(329)		(280)		(57)		(45)
Mortality and other (net)		(204)		(196)		(66)		(62)
Transfers from other divisions or sponsor		15,446		17,082		2,028		2,062
Transfers to other divisions or sponsor		(15,583)		(16,999)		(2,282)		(2,354)
Net increase (decrease) in net assets resulting from contract
transactions		14		265		(183)		(210)
Net increase (decrease) in net assets		1,891		(136)		254		(295)
Net Assets:
Beginning of period		6,138		6,274		1,940		2,235
End of period		$8,029		$6,138		$2,194		$1,940

Units issued during the period

Units redeemed during the period

Net units issued (redeemed) during period

280	334	116	127
(281)	(330)	(126)	(139)
(1)	4	(10)	(12)

The Accompanying Notes are an Integral Part of these Financial Statements. F-12

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

			Large Company Value
	Index 500 Stock Division		Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$1,720	$1,216	$45	$24
Net realized gains (losses)	5,121	2,815	145	88
Net change in unrealized appreciation/(depreciation)	19,962	(8,101)	251	(238)
Net increase (decrease) in net assets resulting from operations	26,803	(4,070)	441	(126)
Policy Transactions:	25,763	15,249	439	303
Policy owners' net payments
Policy loans, surrenders and death benefits	(2,413)	(1,568)	(133)	(43)
Mortality and other (net)	(4,944)	(3,071)	(84)	(68)
Transfers from other divisions or sponsor	197,896	174,565	3,122	2,068
Transfers to other divisions or sponsor	(189,319)	(165,002)	(2,727)	(1,820)
Net increase (decrease) in net assets resulting from contract
transactions	26,983	20,173	617	440
Net increase (decrease) in net assets	53,786	16,103	1,058	314
Net Assets:
Beginning of period	76,297	60,194	1,409	1,095
End of period	$130,083	$76,297	$2,467	$1,409
Units issued during the period	1,455	1,334	194	146
Units redeemed during the period	(1,286)	(1,195)	(161)	(121)
Net units issued (redeemed) during period	169	139	33	25

Domestic Equity Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Equity Income Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$360	$258	$303	$249
Net investment income (loss)
Net realized gains (losses)	1,106	707	840	1,168
Net change in unrealized appreciation/(depreciation)	1,911	(1,452)	1,856	(2,587)
Net increase (decrease) in net assets resulting from operations	3,377	(487)	2,999	(1,170)
Policy Transactions:	4,073	2,772	1,358	1,497
Policy owners' net payments
Policy loans, surrenders and death benefits	(531)	(576)	(598)	(518)
Mortality and other (net)	(938)	(685)	(400)	(414)
Transfers from other divisions or sponsor	39,544	37,070	29,631	31,165
Transfers to other divisions or sponsor	(38,135)	(35,826)	(29,890)	(30,453)
Net increase (decrease) in net assets resulting from contract
transactions	4,013	2,755	101	1,277
Net increase (decrease) in net assets	7,390	2,268	3,100	107
Net Assets:
Beginning of period	14,730	12,462	11,143	11,036
End of period	$22,120	$14,730	$14,243	$11,143
Units issued during the period	1,387	1,316	868	988
Units redeemed during the period	(1,265)	(1,225)	(865)	(954)
Net units issued (redeemed) during period	122	91	3	34

The Accompanying Notes are an Integral Part of these Financial Statements. F-13

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Mid Cap Growth Stock
	Division		Index 400 Stock Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$14	$7	$350	$233
Net realized gains (losses)	407	903	1,989	1,632
Net change in unrealized appreciation/(depreciation)	1,384	(1,260)	3,530	(4,450)
Net increase (decrease) in net assets resulting from operations	1,805	(350)	5,869	(2,585)
Policy Transactions:	691	556	6,354	3,921
Policy owners' net payments
Policy loans, surrenders and death benefits	(188)	(118)	(364)	(1,074)
Mortality and other (net)	(226)	(167)	(1,267)	(857)
Transfers from other divisions or sponsor	26,139	17,934	65,435	62,443
Transfers to other divisions or sponsor	(24,034)	(18,637)	(62,994)	(59,317)
Net increase (decrease) in net assets resulting from contract
transactions	2,382	(432)	7,164	5,116
Net increase (decrease) in net assets	4,187	(782)	13,033	2,531
Net Assets:
Beginning of period	4,376	5,158	20,226	17,695
End of period	$8,563	$4,376	$33,259	$20,226
Units issued during the period	192	146	1,212	1,177
Units redeemed during the period	(174)	(148)	(1,095)	(1,090)
Net units issued (redeemed) during period	18	(2)	117	87

Mid Cap Value Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Small Cap Growth Stock

Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$193	$153	$11	$-
Net investment income (loss)
Net realized gains (losses)	970	941	1,932	1,100
Net change in unrealized appreciation/(depreciation)	1,627	(2,395)	1,249	(2,288)
Net increase (decrease) in net assets resulting from operations	2,790	(1,301)	3,192	(1,188)
Policy Transactions:	2,577	1,927	2,148	1,534
Policy owners' net payments
Policy loans, surrenders and death benefits	(676)	(410)	(492)	(397)
Mortality and other (net)	(624)	(470)	(477)	(394)
Transfers from other divisions or sponsor	26,422	28,842	31,435	30,281
Transfers to other divisions or sponsor	(26,093)	(27,882)	(30,461)	(29,563)
Net increase (decrease) in net assets resulting from contract
transactions	1,606	2,007	2,153	1,461
Net increase (decrease) in net assets	4,396	706	5,345	273
Net Assets:
Beginning of period	9,135	8,429	8,319	8,046
End of period	$13,531	$9,135	$13,664	$8,319
Units issued during the period	674	719	487	485
Units redeemed during the period	(640)	(672)	(457)	(465)
Net units issued (redeemed) during period	34	47	30	20

The Accompanying Notes are an Integral Part of these Financial Statements. F-14

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$36	$141	$44	$43
Net realized gains (losses)	1,100	616	1,374	741
Net change in unrealized appreciation/(depreciation)	1,481	(1,875)	550	(1,829)
Net increase (decrease) in net assets resulting from operations	2,617	(1,118)	1,968	(1,045)
Policy Transactions:
Policy owners' net payments	3,329	1,856	1,264	1,094
Policy loans, surrenders and death benefits	(153)	(242)	(300)	(424)
Mortality and other (net)	(609)	(400)	(310)	(311)
Transfers from other divisions or sponsor	32,317	32,992	15,027	14,454
Transfers to other divisions or sponsor	(30,710)	(31,182)	(15,021)	(14,331)
Net increase (decrease) in net assets resulting from contract
transactions	4,174	3,024	660	482
Net increase (decrease) in net assets	6,791	1,906	2,628	(563)
Net Assets:
Beginning of period	9,918	8,012	7,315	7,878
End of period	$16,709	$9,918	$9,943	$7,315
Units issued during the period	1,464	1,399	347	336
Units redeemed during the period	(1,297)	(1,283)	(333)	(325)
Net units issued (redeemed) during period	167	116	14	11

International Growth Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Research International Core

Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$281	$237	$329	$215
Net investment income (loss)
Net realized gains (losses)	252	233	568	82
Net change in unrealized appreciation/(depreciation)	5,723	(2,441)	3,531	(2,228)
Net increase (decrease) in net assets resulting from operations	6,256	(1,971)	4,428	(1,931)
Policy Transactions:	4,876	3,452	5,110	2,994
Policy owners' net payments
Policy loans, surrenders and death benefits	(520)	(689)	(336)	(405)
Mortality and other (net)	(1,053)	(773)	(1,054)	(703)
Transfers from other divisions or sponsor	38,513	32,159	41,142	33,864
Transfers to other divisions or sponsor	(38,091)	(30,378)	(39,280)	(30,772)
Net increase (decrease) in net assets resulting from contract
transactions	3,725	3,771	5,582	4,978
Net increase (decrease) in net assets	9,981	1,800	10,010	3,047
Net Assets:
Beginning of period	16,408	14,608	13,280	10,233
End of period	$26,389	$16,408	$23,290	$13,280
Units issued during the period	1,764	1,550	3,761	3,053
Units redeemed during the period	(1,617)	(1,388)	(3,320)	(2,651)
Net units issued (redeemed) during period	147	162	441	402

The Accompanying Notes are an Integral Part of these Financial Statements. F-15

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

			Emerging Markets Equity
	International Equity Division		Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$972	$839	$294	$245
Net realized gains (losses)	1,579	266	33	65
Net change in unrealized appreciation/(depreciation)	1,872	(6,450)	4,174	(2,866)
Net increase (decrease) in net assets resulting from operations	4,423	(5,345)	4,501	(2,556)
Policy Transactions:
Policy owners' net payments	7,233	6,197	6,460	4,378
Policy loans, surrenders and death benefits	(1,255)	(1,291)	(387)	(765)
Mortality and other (net)	(1,493)	(1,265)	(1,320)	(893)
Transfers from other divisions or sponsor	76,907	76,709	44,444	32,578
Transfers to other divisions or sponsor	(74,346)	(74,892)	(42,467)	(29,492)
Net increase (decrease) in net assets resulting from contract
transactions	7,046	5,458	6,730	5,806
Net increase (decrease) in net assets	11,469	113	11,231	3,250
Net Assets:
Beginning of period	31,148	31,035	19,148	15,898
End of period	$42,617	$31,148	$30,379	$19,148
Units issued during the period	15,795	14,408	4,468	3,332
Units redeemed during the period	(14,496)	(13,458)	(3,902)	(2,822)
Net units issued (redeemed) during period	1,299	950	566	510

	Government Money Market
	Division		Short-Term Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018
	$306	$200	$72	$38
Net investment income (loss)
Net realized gains (losses)	-	-	11	(3)
Net change in unrealized appreciation/(depreciation)	-	-	37	(2)
Net increase (decrease) in net assets resulting from operations	306	200	120	33
Policy Transactions:	43,219	42,716	414	233
Policy owners' net payments
Policy loans, surrenders and death benefits	(2,618)	(693)	(257)	(109)
Mortality and other (net)	(898)	(812)	(102)	(74)
Transfers from other divisions or sponsor	48,985	70,301	4,846	3,564
Transfers to other divisions or sponsor	(83,745)	(108,891)	(3,819)	(2,674)
Net increase (decrease) in net assets resulting from contract
transactions	4,943	2,621	1,082	940
Net increase (decrease) in net assets	5,249	2,821	1,202	973
Net Assets:
Beginning of period	15,950	13,129	2,392	1,419
End of period	$21,199	$15,950	$3,594	$2,392
Units issued during the period	2,333	2,936	424	306
Units redeemed during the period	(2,218)	(2,875)	(342)	(231)
Net units issued (redeemed) during period	115	61	82	75

The Accompanying Notes are an Integral Part of these Financial Statements. F-16

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

			Long-Term U.S. Government
	Select Bond Division		Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$843	$534	$12	$17
Net realized gains (losses)	114	(142)	65	2
Net change in unrealized appreciation/(depreciation)	1,310	(404)	43	(7)
Net increase (decrease) in net assets resulting from operations	2,267	(12)	120	12
Policy Transactions:	4,877
Policy owners' net payments		3,473	142	74
Policy loans, surrenders and death benefits	(1,219)	(993)	(3)	(154)
Mortality and other (net)	(1,180)	(907)	(27)	(18)
Transfers from other divisions or sponsor	97,972	95,211	663	870
Transfers to other divisions or sponsor	(94,886)	(94,387)	(901)	(372)
Net increase (decrease) in net assets resulting from contract
transactions	5,564	2,397	(126)	400
Net increase (decrease) in net assets	7,831	2,385	(6)	412
Net Assets:
Beginning of period	23,677	21,292	678	266
End of period	$31,508	$23,677	$672	$678

Units issued during the period	439	460	39	55
Units redeemed during the period	(415)	(449)	(43)	(35)
Net units issued (redeemed) during period	24	11	(4)	20

Inflation Protection Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

High Yield Bond Division

Year Ended Year Ended

December 31, December 31,

2019 2018

Operations:	$113	$71	$782	$619
Net investment income (loss)
Net realized gains (losses)	8	(6)	(11)	(39)
Net change in unrealized appreciation/(depreciation)	229	(153)	1,034	(890)
Net increase (decrease) in net assets resulting from operations	350	(88)	1,805	(310)
Policy Transactions:	899	605	1,827	1,579
Policy owners' net payments
Policy loans, surrenders and death benefits	(84)	(373)	(301)	(650)
Mortality and other (net)	(209)	(63)	(455)	(375)
Transfers from other divisions or sponsor	13,072	9,949	30,355	30,072
Transfers to other divisions or sponsor	(12,826)	(9,235)	(29,413)	(30,118)
Net increase (decrease) in net assets resulting from contract
transactions	852	883	2,013	508
Net increase (decrease) in net assets	1,202	795	3,818	198
Net Assets:
Beginning of period	3,726	2,931	11,390	11,192
End of period	$4,928	$3,726	$15,208	$11,390

Units issued during the period	944	747	599	607
Units redeemed during the period	(889)	(687)	(564)	(597)
Net units issued (redeemed) during period	55	60	35	10

The Accompanying Notes are an Integral Part of these Financial Statements. F-17

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$769	$356	$166	$153
Net realized gains (losses)	41	(30)	411	144
Net change in unrealized appreciation/(depreciation)	1,138	(459)	588	(511)
Net increase (decrease) in net assets resulting from operations	1,948	(133)	1,165	(214)
Policy Transactions:
Policy owners' net payments	3,287	2,290	581	580
Policy loans, surrenders and death benefits	(284)	(479)	(472)	(152)
Mortality and other (net)	(723)	(481)	(180)	(163)
Transfers from other divisions or sponsor	27,196	19,749	38,750	46,011
Transfers to other divisions or sponsor	(25,605)	(18,600)	(38,525)	(45,503)
Net increase (decrease) in net assets resulting from contract
transactions	3,871	2,479	154	773
Net increase (decrease) in net assets	5,819	2,346	1,319	559
Net Assets:
Beginning of period	12,522	10,176	6,448	5,889
End of period	$18,341	$12,522	$7,767	$6,448
Units issued during the period	1,623	1,227	172	234
Units redeemed during the period	(1,431)	(1,093)	(172)	(231)
Net units issued (redeemed) during period	192	134	-	3

Asset Allocation Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Fidelity VIP Mid Cap Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$30	$22	$90	$57
Net investment income (loss)
Net realized gains (losses)	95	40	1,138	1,212
Net change in unrealized appreciation/(depreciation)	106	(121)	1,454	(3,345)
Net increase (decrease) in net assets resulting from operations	231	(59)	2,682	(2,076)
Policy Transactions:	159	218	1,821	1,518
Policy owners' net payments
Policy loans, surrenders and death benefits	(19)	(45)	(294)	(477)
Mortality and other (net)	(38)	(34)	(456)	(467)
Transfers from other divisions or sponsor	2,705	1,288	23,620	41,682
Transfers to other divisions or sponsor	(1,688)	(1,135)	(25,229)	(41,719)
Net increase (decrease) in net assets resulting from contract
transactions	1,119	292	(538)	537
Net increase (decrease) in net assets	1,350	233	2,144	(1,539)
Net Assets:
Beginning of period	1,011	778	12,145	13,684
End of period	$2,361	$1,011	$14,289	$12,145

Units issued during the period

Units redeemed during the period

Net units issued (redeemed) during period

113	59	473	750
(74)	(48)	(484)	(739)
39	11	(11)	11

The Accompanying Notes are an Integral Part of these Financial Statements. F-18

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Fidelity VIP Contrafund		AMT Sustainable Equity
	Division		Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$34	$50	$41	$33
Net realized gains (losses)	1,505	886	628	465
Net change in unrealized appreciation/(depreciation)	2,316	(1,772)	1,359	(937)
Net increase (decrease) in net assets resulting from operations	3,855	(836)	2,028	(439)
Policy Transactions:
Policy owners' net payments	3,882	2,668	2,441	1,833
Policy loans, surrenders and death benefits	(462)	(341)	(14)	(420)
Mortality and other (net)	(868)	(619)	(555)	(418)
Transfers from other divisions or sponsor	29,977	21,723	20,827	15,667
Transfers to other divisions or sponsor	(29,182)	(20,332)	(20,372)	(15,183)
Net increase (decrease) in net assets resulting from contract
transactions	3,347	3,099	2,327	1,479
Net increase (decrease) in net assets	7,202	2,263	4,355	1,040
Net Assets:
Beginning of period	11,051	8,788	6,731	5,691
End of period	$18,253	$11,051	$11,086	$6,731
Units issued during the period	1,432	1,116	1,073	892
Units redeemed during the period	(1,294)	(977)	(969)	(823)
Net units issued (redeemed) during period	138	139	104	69

U.S. Strategic Equity Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

U.S. Small Cap Equity

Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$42	$47	$15	$12
Net investment income (loss)
Net realized gains (losses)	134	785	(12)	437
Net change in unrealized appreciation/(depreciation)	852	(1,205)	510	(753)
Net increase (decrease) in net assets resulting from operations	1,028	(373)	513	(304)
Policy Transactions:	263	291	195	194
Policy owners' net payments
Policy loans, surrenders and death benefits	(75)	(132)	(85)	(46)
Mortality and other (net)	(92)	(106)	(71)	(79)
Transfers from other divisions or sponsor	9,015	10,157	6,631	7,305
Transfers to other divisions or sponsor	(9,389)	(10,165)	(6,611)	(7,360)
Net increase (decrease) in net assets resulting from contract
transactions	(278)	45	59	14
Net increase (decrease) in net assets	750	(328)	572	(290)
Net Assets:
Beginning of period	3,548	3,876	2,200	2,490
End of period	$4,298	$3,548	$2,772	$2,200
Units issued during the period	362	424	198	217
Units redeemed during the period	(374)	(423)	(197)	(216)
Net units issued (redeemed) during period	(12)	1	1	1

The Accompanying Notes are an Integral Part of these Financial Statements. F-19

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Developed
	Markets Division		Strategic Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$256	$117	$263	$136
Net realized gains (losses)	(18)	601	194	(33)
Net change in unrealized appreciation/(depreciation)	1,266	(1,776)	311	(126)
Net increase (decrease) in net assets resulting from operations	1,504	(1,058)	768	(23)
Policy Transactions:	1,369	970	1,430	1,066
Policy owners' net payments
Policy loans, surrenders and death benefits	(216)	(187)	(201)	(321)
Mortality and other (net)	(290)	(229)	(388)	(284)
Transfers from other divisions or sponsor	22,235	14,228	38,696	19,936
Transfers to other divisions or sponsor	(20,431)	(13,696)	(38,057)	(18,435)
Net increase (decrease) in net assets resulting from contract
transactions	2,667	1,086	1,480	1,962
Net increase (decrease) in net assets	4,171	28	2,248	1,939
Net Assets:
Beginning of period	6,264	6,236	7,082	5,143
End of period	$10,435	$6,264	$9,330	$7,082
Units issued during the period	1,134	713	1,562	877
Units redeemed during the period	(1,006)	(663)	(1,503)	(796)
Net units issued (redeemed) during period	128	50	59	81

Global Real Estate Securities

Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

LifePoints Moderate Strategy

Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Operations:	$1,090	$699	$1	$5
Net investment income (loss)
Net realized gains (losses)	41	36	1	(1)
Net change in unrealized appreciation/(depreciation)	2,538	(1,644)	11	(10)
Net increase (decrease) in net assets resulting from operations	3,669	(909)	13	(6)
Policy Transactions:	4,094	2,993	24	25
Policy owners' net payments
Policy loans, surrenders and death benefits	(613)	(600)	-	(72)
Mortality and other (net)	(942)	(710)	(5)	(11)
Transfers from other divisions or sponsor	42,112	34,264	145	130
Transfers to other divisions or sponsor	(41,547)	(32,878)	(147)	(129)
Net increase (decrease) in net assets resulting from contract
transactions	3,104	3,069	17	(57)
Net increase (decrease) in net assets	6,773	2,160	30	(63)
Net Assets:
Beginning of period	16,199	14,039	94	157
End of period	$22,972	$16,199	$124	$94

Units issued during the period

Units redeemed during the period

Net units issued (redeemed) during period

848	759	10	10
(793)	(699)	(9)	(13)
55	60	1	(3)

The Accompanying Notes are an Integral Part of these Financial Statements. F-20

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	LifePoints Balanced Strategy		LifePoints Growth Strategy
	Division		Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Operations:	2019	2018	2019	2018

Net investment income (loss)	$23	$90	$18	$122
Net realized gains (losses)	(57)	21	118	86
Net change in unrealized appreciation/(depreciation)	274	(233)	265	(401)
Net increase (decrease) in net assets resulting from operations	240	(122)	401	(193)
Policy Transactions:	154	140	236	270
Policy owners' net payments
Policy loans, surrenders and death benefits	(122)	-	(234)	(9)
Mortality and other (net)	(37)	(33)	(70)	(67)
Transfers from other divisions or sponsor	2,288	2,287	3,429	3,291
Transfers to other divisions or sponsor	(2,601)	(1,637)	(3,396)	(3,320)
Net increase (decrease) in net assets resulting from contract
transactions	(318)	757	(35)	165
Net increase (decrease) in net assets	(78)	635	366	(28)
Net Assets:
Beginning of period	1,621	986	2,256	2,284
End of period	$1,543	$1,621	$2,622	$2,256
Units issued during the period	188	151	227	227
Units redeemed during the period	(207)	(106)	(229)	(217)
Net units issued (redeemed) during period	(19)	45	(2)	10

LifePoints Equity Growth

Strategy Division

Year Ended	Year Ended

December 31, December 31,

2019 2018

Credit Suisse Trust Commodity

Return Strategy Division

Year Ended	Year Ended
December 31,	December 31,
2019	2018
Operations:	$1	$24	$80	$191
Net investment income (loss)
Net realized gains (losses)	27	24	(333)	(435)
Net change in unrealized appreciation/(depreciation)	50	(100)	838	(743)
Net increase (decrease) in net assets resulting from operations	78	(52)	585	(987)
Policy Transactions:	71	93	2,537	1,890
Policy owners' net payments
Policy loans, surrenders and death benefits	-	-	(210)	(329)
Mortality and other (net)	(26)	(26)	(541)	(410)
Transfers from other divisions or sponsor	207	177	20,092	15,426
Transfers to other divisions or sponsor	(333)	(340)	(19,379)	(14,919)
Net increase (decrease) in net assets resulting from contract
transactions	(81)	(96)	2,499	1,658
Net increase (decrease) in net assets	(3)	(148)	3,084	671
Net Assets:
Beginning of period	423	571	7,663	6,992
End of period	$420	$423	$10,747	$7,663

Units issued during the period

Units redeemed during the period

Net units issued (redeemed) during period

19	38	5,055	3,654
(24)	(45)	(4,512)	(3,317)
(5)	(7)	543	337

The Accompanying Notes are an Integral Part of these Financial Statements. F-21

Notes to Financial Statements

1.Organization

Northwestern Mutual Variable Life Account II ("the Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "sponsor") used to fund variable life insurance policies ("the Policies").

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as "the Funds"). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Funds in which it invests.

Executive Variable Universal Life II Policies were made available as of November 11, 2019; no such policies were issued during the period ended December 31, 2019.

2.Significant Accounting Policies

A.Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.Investment Valuation – The shares are valued at the Funds' offering and redemption prices per share. As of December 31, 2019, all of the

Account's investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account's own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any policy dividends reinvested in the Account are reflected in Policyowners' net payments in the accompanying financial statements.

D.Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.Taxes – Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

3.Purchases and Sales of Investments

Purchases and sales of the Funds' shares for the year ended December 31, 2019 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division............................................................................	$4,195	$ 1,755
Focused Appreciation Division...............................................................	5,394	3,003

Large Cap Core Stock Division...............................................................	1,695	1,259

Large Cap Blend Division.......................................................................	490	458

Index 500 Stock Division........................................................................	49,558	18,327

Large Company Value Division..............................................................	1,133	326

Domestic Equity Division.........................................................................	8,096	2,798

Equity Income Division............................................................................	3,526	2,312

Mid Cap Growth Stock Division..............................................................	4,240	1,508

Index 400 Stock Division........................................................................	12,891	3,533

Mid Cap Value Division...........................................................................	5,193	2,325

Small Cap Growth Stock Division...........................................................	5,856	2,049

Index 600 Stock Division........................................................................	7,049	1,856

Small Cap Value Division........................................................................	3,509	1,381

International Growth Division.................................................................	7,137	3,058

Research International Core Division.....................................................	8,725	2,287

International Equity Division....................................................................	15,328	5,533

Emerging Markets Equity Division...........................................................	10,332	3,310

Government Money Market Division.......................................................	55,213	50,065

Short-Term Bond Division.......................................................................	2,036	834

Select Bond Division...............................................................................	14,685	8,276

Long-Term U.S. Government Bond Division	462	578

Inflation Protection Bond Division...........................................................	1,941	977

F-22

Notes to Financial Statements

Fund Name	Purchases	Sales
High Yield Bond Division.........................................................................	$4,464	$ 1,671
Multi-Sector Bond Division......................................................................	7,518	2,878

Balanced Division...................................................................................	2,281	1,589

Asset Allocation Division........................................................................	1,457	230

Fidelity VIP Mid Cap Division...................................................................	4,795	3,959

Fidelity VIP Contrafund Division..............................................................	7,200	2,318

AMT Sustainable Equity Division............................................................	4,516	1,600

U.S. Strategic Equity Division.................................................................	781	803

U.S. Small Cap Equity Division................................................................	469	354

International Developed Markets Division...............................................	3,945	1,022

Strategic Bond Division..........................................................................	4,659	2,788

Global Real Estate Securities Division....................................................	7,354	3,163

LifePoints Moderate Strategy Division....................................................	51	31

LifePoints Balanced Strategy Division....................................................	901	1,168

LifePoints Growth Strategy Division......................................................	672	559

LifePoints Equity Growth Strategy Division............................................	113	166

Credit Suisse Trust Commodity Return Strategy Division	4,511	1,932

4.Expenses and Related Party Transactions

A monthly deduction for policy and service charges is paid to Northwestern Mutual. This monthly deduction includes charges for the cost of insurance, administrative fees, underwriting, and other charges for optional benefits.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit among other charges which are detailed in the Prospectus.

The charges noted are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.Subsequent Events

On or around May 1, 2020, the Company will automatically transfer amounts in the Account's investment in the following divisions to a share class of the same Fund that does not have a Rule 12b-1 fee.

Division	Current Fund/Class	New Fund/Class
Fidelity VIP Mid Cap Division	Fidelity VIP Mid Cap Portfolio –	Fidelity VIP Mid Cap Portfolio – Initial
	Service Class 2	Class
Fidelity VIP Contrafund Division	Fidelity VIP Contrafund Portfolio –	Fidelity VIP Contrafund Portfolio –
	Service Class 2	Initial Class
Credit Suisse Commodity Return	Credit Suisse Commodity Return	Credit Suisse Commodity Return
Strategy Division	Strategy Portfolio – Class 1	Strategy Portfolio – Class 2

The Funds will continue to be managed by the same investment advisor according to the same investment objectives and policies and for the same investment advisory and other fee structure as before the transaction. However, expenses related to investment in the new share class of the Funds will not reflect a Rule 12b-1 fee.

Subsequent to December 31, 2019 a pandemic related to COVID-19 was declared which has adversely affected the financial markets and the economy and may continue to do so for an extended period of time. The extent of the impact is uncertain and cannot be predicted at this time. Management will continue to monitor developments which may have a negative impact on the Account's assets.

Notes to Financial Statements

6. Financial Highlights
	As of the respective period end date:				For the respective period ended:
					Dividend
	Units	Unit Value,			Income as
					a % of	Expense	Total
	Outstanding		Lowest to	Net Assets	Average
	(000's)		Highest	(000's)	Net Assets	Ratio (1)	Return (1)
Growth Stock Division
2019......	140		$96.585761	$13,453	0.67%	0.00%	29.68%
2018......	127		74.477290	9,428	0.72	0.00	1.26
2017......	122		73.551913	8,916	0.87	0.00	24.27
2016......	110		59.189518	6,498	0.89	0.00	2.47
2015......	102		57.763945	5,867	0.74	0.00	6.01
Focused Appreciation Division			68.873586
2019......	320	$		$22,056	0.66%	0.00%	31.97%
2018......	302		52.188290	15,761	0.51	0.00	(2.34)
2017......	280		53.438372	14,971	0.73	0.00	33.62
2016......	288		39.992151	11,512	0.24	0.00	5.87
2015......	260		37.773111	9,866	0.00	0.00	13.64
Large Cap Core Stock Division
2019......	122		$65.424142	$8,029	1.20%	0.00%	31.19%
2018......	123		49.869208	6,138	1.54	0.00	(6.04)
2017......	119		53.073917	6,274	1.80	0.00	24.87
2016......	81		42.503832	3,451	2.16	0.00	7.57
2015......	69		37.544148	2,627	1.14	0.00	28.58
Large Cap Blend Division			$21.249241	$2,194	1.14%	%	23.97%
2019......	103					0.00
2018......	113		17.140701	1,940	0.79	0.00	(4.00)
2017......	125		17.855817	2,235	0.91	0.00	19.02
2016......	116		15.001832	1,740	1.09	0.00	13.99
2015......	104		13.161232	1,369	0.88	0.00	(2.42)
Index 500 Stock Division			178.109105
2019......	731	$		$130,083	1.64%	0.00%	31.18%
2018......	562		135.776139	76,297	1.66	0.00	(4.58)
2017......	423		142.286114	60,194	1.74	0.00	21.52
2016......	337		117.092375	39,430	1.82	0.00	11.73
2015......	291		104.794845	30,414	1.71	0.00	1.17
Large Company Value Division
2019......	122		$20.083819	$2,467	2.33%	0.00%	27.66%
2018......	89		15.732361	1,409	1.78	0.00	(7.92)
2017......	64		17.086312	1,095	2.09	0.00	11.10
2016......	50		15.379433	769	2.06	0.00	15.36
2015......	26		13.331635	343	1.71	0.00	(3.85)
Domestic Equity Division			$35.207252	$22,120	1.94%	%	20.77%
2019......	628					0.00
2018......	506		29.152607	14,730	1.81	0.00	(2.81)
2017......	415		29.996128	12,462	1.65	0.00	13.78
2016......	301		26.364364	7,934	1.97	0.00	14.98
2015......	222		22.929503	5,133	1.85	0.00	(0.09)
Equity Income Division			$40.467475	$14,243	2.34%	%	26.61%
2019......	351					0.00
2018......	348		31.961107	11,143	2.10	0.00	(9.35)
2017......	314		35.257091	11,036	2.23	0.00	16.24
2016......	312		30.330455	9,470	1.97	0.00	19.17
2015......	326		25.451821	8,299	1.79	0.00	(6.74)

(1)Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights
	As of the respective period end date:			For the respective period ended:
				Dividend
	Units	Unit Value,		Income as
				a % of	Expense	Total
	Outstanding	Lowest to	Net Assets	Average
	(000's)	Highest	(000's)	Net Assets	Ratio (1)	Return (1)
Mid Cap Growth Stock Division
2019......	56	$ 154.540637	$8,563	0.19%	0.00%	33.01%
2018......	38	116.184426	4,376	0.13	0.00	(7.38)
2017......	40	125.441587	5,158	0.24	0.00	20.29
2016......	36	104.283373	3,830	0.26	0.00	0.83
2015......	26	103.425002	2,769	0.04	0.00	0.71
Index 400 Stock Division		$66.313755	$33,259	1.26%	%	25.88%
2019......	501				0.00
2018......	384	52.678316	20,226	1.15	0.00	(11.33)
2017......	297	59.411237	17,695	1.07	0.00	15.96
2016......	260	51.235085	13,307	1.14	0.00	20.38
2015......	221	42.560713	9,385	1.08	0.00	(2.38)
Mid Cap Value Division		$49.276848	$13,531	1.67%	%	29.21%
2019......	274				0.00
2018......	240	38.138006	9,135	1.65	0.00	(12.85)
2017......	193	43.762109	8,429	1.46	0.00	11.81
2016......	162	39.139970	6,340	1.91	0.00	23.23
2015......	143	31.761925	4,534	1.58	0.00	(1.33)
Small Cap Growth Stock Division
2019......	174	$78.030714	$13,664	0.10%	0.00%	35.69%
2018......	144	57.505467	8,319	0.00	0.00	(11.71)
2017......	124	65.129570	8,046	0.11	0.00	21.61
2016......	101	53.557262	5,420	0.24	0.00	12.25
2015......	85	47.712811	4,071	0.11	0.00	0.32
Index 600 Stock Division		$27.399696	$16,709	0.26%	%	22.44%
2019......	610				0.00
2018......	443	22.378619	9,918	1.43	0.00	(8.78)
2017......	327	24.532713	8,012	1.89	0.00	12.93
2016......	281	21.724279	6,130	0.63	0.00	26.12
2015......	164	17.224563	2,807	0.00	0.00	(2.35)
Small Cap Value Division		$52.395678	$9,943	0.49%	%	25.89%
2019......	190				0.00
2018......	176	41.620093	7,315	0.52	0.00	(12.73)
2017......	165	47.690780	7,878	0.78	0.00	11.65
2016......	157	42.713658	6,684	0.84	0.00	32.39
2015......	202	32.262868	6,547	0.69	0.00	(5.45)
International Growth Division		28.928599
2019......	912	$	$26,389	1.28%	0.00%	34.80%
2018......	765	21.459907	16,408	1.45	0.00	(11.28)
2017......	603	24.188049	14,608	1.30	0.00	30.03
2016......	262	19.596007	5,142	1.30	0.00	(4.52)
2015......	201	20.524033	4,123	1.41	0.00	19.81
Research International Core		Division
2019......	1,642	$14.176293	$23,290	1.75%	0.00%	28.25%
2018......	1,201	11.053328	13,280	1.73	0.00	(13.66)
2017......	799	12.802534	10,233	1.67	0.00	28.21
2016......	656	9.985604	6,548	1.92	0.00	(1.12)
2015......	422	10.098885	4,259	2.15	0.00	(1.11)

(1)Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights
	As of the respective period end date:				For the respective period ended:
					Dividend
	Units	Unit Value,			Income as
					a % of	Expense	Total
	Outstanding		Lowest to	Net Assets	Average
	(000's)		Highest	(000's)	Net Assets	Ratio (1)	Return (1)
International Equity Division			5.804990
2019......	7,341	$		$42,617	2.63%	0.00%	12.60%
2018......	6,042		5.155553	31,148	2.58	0.00	(15.41)
2017......	5,092		6.094491	31,035	2.43	0.00	22.30
2016......	3,917		4.983406	19,520	1.19	0.00	(3.41)
2015......	3,497		4.843231	16,935	2.98	0.00	(2.21)
Emerging Markets Equity Division
2019......	2,361		$12.866468	$30,379	1.17%	0.00%	20.60%
2018......	1,795		10.668771	19,148	1.40	0.00	(13.75)
2017......	1,285		12.370178	15,898	0.92	0.00	27.84
2016......	919		9.676365	8,873	0.72	0.00	9.06
2015......	717		8.872116	6,344	0.90	0.00	(12.24)
Government Money Market Division
2019......	490		$43.345856	$21,199	1.88%	0.00%	1.94%
2018......	375		42.522150	15,950	1.55	0.00	1.53
2017......	314		41.875417	13,129	0.59	0.00	0.60
2016......	333		41.625993	13,827	0.12	0.00	0.13
2015......	201		41.572750	8,216	0.01	0.00	0.01
Short-Term Bond Division			$13.380170	$3,594	2.37%	%	4.38%
2019......	269					0.00
2018......	187		12.818134	2,392	1.79	0.00	1.36
2017......	112		12.646732	1,419	1.33	0.00	1.33
2016......	66		12.481062	812	1.18	0.00	1.67
2015......	57		12.275717	703	0.79	0.00	0.72
Select Bond Division			$245.997917	$31,508	2.93%	%	8.65%
2019......	128					0.00
2018......	104		226.413644	23,677	2.34	0.00	(0.21)
2017......	93		226.897252	21,292	2.11	0.00	3.58
2016......	78		219.047810	17,054	2.05	0.00	3.06
2015......	56		212.549665	11,845	1.54	0.00	0.53
Long-Term U.S. Government Bond Division
2019......	29		$22.930587	$672	1.56%	0.00%	13.17%
2018......	33		20.262648	678	2.58	0.00	(2.04)
2017......	13		20.685508	266	1.72	0.00	8.28
2016......	12		19.104481	253	1.95	0.00	1.09
2015......	10		18.898765	202	2.38	0.00	(1.47)
Inflation Protection Division			$15.648347	$4,928	2.66%	%	9.02%
2019......	314					0.00
2018......	259		14.354000	3,726	2.21	0.00	(2.61)
2017......	199		14.738894	2,931	0.72	0.00	3.58
2016......	125		14.229840	1,787	1.15	0.00	4.68
2015......	96		13.593038	1,316	2.32	0.00	(2.20)
High Yield Bond Division			59.428074
2019......	256	$		$15,208	5.74%	0.00%	14.97%
2018......	221		51.690668	11,390	5.46	0.00	(2.71)
2017......	211		53.128855	11,192	5.51	0.00	6.88
2016......	187		49.707921	9,331	5.50	0.00	14.60
2015......	170		43.377037	7,376	4.80	0.00	(1.36)

(1)Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights
	As of the respective period end date:				For the respective period ended:
					Dividend
	Units	Unit Value,			Income as
					a % of	Expense	Total
	Outstanding		Lowest to	Net Assets	Average
	(000's)		Highest	(000's)	Net Assets	Ratio (1)	Return (1)
Multi-Sector Bond Division			21.138053
2019......	867	$		$18,341	4.85%	0.00%	14.04%
2018......	675		18.535667	12,522	3.14	0.00	(1.30)
2017......	541		18.780164	10,176	3.98	0.00	8.38
2016......	392		17.327635	6,763	4.89	0.00	11.09
2015......	250		15.597729	3,876	5.61	0.00	(2.22)
Balanced Division			$246.784874	$7,767	2.28%	%	17.92%
2019......	31					0.00
2018......	31		209.277798	6,448	2.36	0.00	(3.45)
2017......	28		216.761163	5,889	2.16	0.00	11.98
2016......	20		193.563662	4,264	2.25	0.00	6.58
2015......	16		181.609174	3,115	2.00	0.00	(0.12)
Asset Allocation Division			$29.093477	$2,361	2.16%	%	21.08%
2019......	81					0.00
2018......	42		24.028105	1,011	2.35	0.00	(4.88)
2017......	31		25.259678	778	2.08	0.00	14.87
2016......	27		21.988973	589	2.50	0.00	7.79
2015......	24		20.400265	494	1.72	0.00	(0.43)
Fidelity VIP Mid Cap Division			$59.676525	$14,289	0.70%	%	23.17%
2019......	240					0.00
2018......	251		48.449732	12,145	0.41	0.00	(14.77)
2017......	240		56.847028	13,684	0.50	0.00	20.54
2016......	256		47.161926	12,048	0.32	0.00	11.92
2015......	246		42.137819	10,348	0.27	0.00	(1.63)
Fidelity VIP Contrafund Division
2019......	675		$27.008170	$18,253	0.22%	0.00%	31.27%
2018......	537		20.573795	11,051	0.47	0.00	(6.64)
2017......	398		22.036922	8,788	0.84	0.00	21.59
2016......	291		18.124509	5,268	0.68	0.00	7.73
2015......	236		16.824006	3,957	0.97	0.00	0.42
AMT Sustainable Equity Division
2019......	442		$25.016087	$11,086	0.44%	0.00%	25.88%
2018......	338		19.872228	6,731	0.50	0.00	(5.72)
2017......	269		21.076980	5,691	0.57	0.00	18.43
2016......	199		17.797220	3,559	0.76	0.00	9.86
2015......	146		16.199640	2,376	0.64	0.00	(0.46)
U.S. Strategic Equity Division			$28.741505	$4,298	1.07%	%	30.26%
2019......	148					0.00
2018......	160		22.064057	3,548	1.15	0.00	(9.64)
2017......	159		24.418364	3,876	1.01	0.00	20.80
2016......	151		20.214494	3,056	1.03	0.00	10.64
2015......	156		18.271298	2,862	0.81	0.00	1.11
U.S. Small Cap Equity Division			37.394611
2019......	74	$		$2,772	0.57%	0.00%	23.07%
2018......	73		30.385277	2,200	0.47	0.00	(11.97)
2017......	72		34.518205	2,490	0.17	0.00	15.48
2016......	65		29.891437	1,962	0.83	0.00	18.66
2015......	72		25.191084	1,827	0.67	0.00	(7.19)

(1)Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

As of the respective period end date:

Units	Unit Value,
Outstanding	Lowest to	Net Assets
(000's)	Highest	(000's)

For the respective period ended:

Dividend
Income as
a % of	Expense	Total
Average
Net Assets	Ratio (1)	Return (1)
International Developed Markets Division
2019......	455	$22.896522	$10,435	2.86%	0.00%	19.72%
2018......	327	19.124827	6,264	1.77	0.00	(14.87)
2017......	277	22.466466	6,236	2.75	0.00	24.98
2016......	272	17.976751	4,892	3.17	0.00	2.36
2015......	234	17.562157	4,106	1.06	0.00	(1.31)
Strategic Bond Division		$26.963899	$9,330	2.84%	%	9.19%
2019......	346				0.00
2018......	287	24.693685	7,082	2.15	0.00	(0.81)
2017......	206	24.895915	5,143	1.34	0.00	3.86
2016......	193	23.970161	4,624	1.60	0.00	3.10
2015......	195	23.248775	4,526	2.44	0.00	(0.14)
Global Real Estate Securities Division
2019......	387	$59.135972	$22,972	5.30%	0.00%	21.64%
2018......	332	48.615288	16,199	4.49	0.00	(5.73)
2017......	272	51.568102	14,039	3.91	0.00	11.80
2016......	213	46.124107	9,821	4.73	0.00	3.02
2015......	179	44.771967	8,027	1.65	0.00	0.25
LifePoints Moderate Strategy Division
2019......	7	$17.716081	$124	1.16%	0.00%	12.54%
2018......	6	15.741887	94	3.80	0.00	(4.92)
2017......	9	16.557145	157	2.12	0.00	9.88
2016......	12	15.067752	184	3.95	0.00	7.75
2015......	10	13.984420	144	3.14	0.00	(1.71)
LifePoints Balanced Strategy Division
2019......	86	$17.958473	$1,543	1.57%	0.00%	16.45%
2018......	105	15.421524	1,621	6.44	0.00	(6.80)
2017......	60	16.545882	986	2.46	0.00	12.00
2016......	50	14.773443	747	3.41	0.00	9.05
2015......	48	13.546956	650	2.32	0.00	(2.30)
LifePoints Growth Strategy Division
2019......	151	$17.402048	$2,622	0.70%	0.00%	18.06%
2018......	153	14.739598	2,256	5.28	0.00	(8.05)
2017......	143	16.029490	2,284	3.26	0.00	15.65
2016......	110	13.860030	1,516	3.41	0.00	9.73
2015......	60	12.631574	751	1.94	0.00	(3.31)
LifePoints Equity Growth Strategy Division
2019......	26	$16.548015	$420	0.23%	0.00%	20.09%
2018......	31	13.779890	423	4.51	0.00	(9.45)
2017......	38	15.218716	571	3.51	0.00	17.55
2016......	31	12.946453	403	3.01	0.00	10.85
2015......	25	11.679451	290	1.57	0.00	(3.87)
Credit Suisse Trust Commodity Return Strategy Division
2019......	2,272	$4.729147	$10,747	0.88%	0.00%	6.69%
2018......	1,729	4.432602	7,663	2.47	0.00	(11.66)
2017......	1,392	5.017461	6,992	8.90	0.00	1.52
2016......	1,013	4.942479	4,997	0.00	0.00	12.02
2015......	624	4.412123	2,742	0.00	0.00	(25.03)

(1)Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Financial Statements and

Supplementary Information

December 31, 2019, 2018 and 2017

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Milwaukee, Wisconsin

February 14, 2020

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2019	2018

Assets:
Bonds	$159,760	$153,713
Mortgage loans	39,771	36,755
Policy loans	17,829	17,693
Common and preferred stocks	4,677	5,574
Real estate	2,872	2,576
Other investments	20,962	17,048
Cash and short-term investments	2,408	1,899

Total investments	248,279	235,258

Due and accrued investment income	2,057	1,956
Net deferred tax assets	1,609	1,792
Deferred premium and other assets	3,541	3,444
Separate account assets	34,832	29,717

Total assets	$290,318	$272,167

Liabilities and surplus:
Reserves for policy benefits	$211,100	$202,816
Policyowner dividends payable	5,995	5,635
Interest maintenance reserve	979	580
Asset valuation reserve	6,203	4,597
Income taxes payable	129	249
Other liabilities	6,864	6,439
Separate account liabilities	34,832	29,717

Total liabilities	266,102	250,033

Surplus:
Surplus notes	3,568	2,948
Unassigned surplus	20,648	19,186

Total surplus	24,216	22,134

Total liabilities and surplus	$290,318	$272,167

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,

	2019	2018	2017

Revenue:
Premiums	$19,010	$18,036	$17,897
Net investment income	10,149	9,791	9,541
Other income	696	655	649

Total revenue	29,855	28,482	28,087

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	11,515	11,436	10,332
Net additions to policy benefit reserves	9,451	8,079	8,700
Net transfers from separate accounts	(783)	(497)	(229)

Total benefits	20,183	19,018	18,803

Commissions and operating expenses	3,306	3,230	3,120

Total benefits and expenses	23,489	22,248	21,923

Gain from operations before dividends and taxes	6,366	6,234	6,164

Policyowner dividends	5,999	5,634	5,338

Gain from operations before taxes	367	600	826
Income tax benefit	(199)	(159)	(98)

Net gain from operations	566	759	924
Net realized capital gains	702	24	93

Net income	$1,268	$783	$1,017

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2019	2018	2017

Beginning of year balance	$22,134	$20,851	$20,230

Net income	1,268	783	1,017

Change in net unrealized capital gains and losses	1,141	(126)	822

Change in net deferred tax assets	(130)	(76)	(1,323)

Change in nonadmitted assets	(143)	169	(390)

Change in asset valuation reserve	(1,606)	(263)	(887)

Change in surplus notes	620	-	1,198

Other surplus changes	932	796	184

Net increase in surplus	2,082	1,283	621

End of year balance	$24,216	$22,134	$20,851

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended

	December 31,
	2019	2018	2017

Cash flows from operating activities:
Premiums and other income received	$13,864	$13,252	$12,957
Investment income received	9,518	9,202	9,012
Benefit and dividend payments to policyowners and beneficiaries	(10,660)	(10,513)	(9,506)
Net transfers from separate accounts	770	496	228
Commissions, expenses and taxes paid	(3,268)	(2,699)	(3,080)

Net cash provided by operating activities	10,224	9,738	9,611

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	41,841	33,279	44,511
Mortgage loans	3,078	3,167	2,581
Common and preferred stocks	5,461	4,886	2,750
Real estate	941	23	284
Other investments	2,235	2,831	2,193

Subtotal proceeds from investments	53,556	44,186	52,319

Cost of investments acquired:
Bonds	(47,219)	(40,797)	(50,472)
Mortgage loans	(6,048)	(4,314)	(4,096)
Common and preferred stocks	(3,832)	(4,857)	(3,549)
Real estate	(841)	(168)	(148)
Other investments	(5,634)	(4,515)	(4,431)

Subtotal cost of investments acquired	(63,574)	(54,651)	(62,696)

Net inflows of policy loans	168	35	74

Net cash applied to investing activities	(9,850)	(10,430)	(10,303)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	596	-	1,198
Net outflows on deposit-type contracts	(232)	(350)	(220)
Other cash provided (applied)	(229)	472	(117)

Net cash provided by (applied to) financing and miscellaneous sources	135	122	861

Net increase (decrease) in cash and short-term investments	509	(570)	169

Cash and short-term investments, beginning of year	1,899	2,469	2,300

Cash and short-term investments, end of year	$2,408	$1,899	$2,469

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2019	2018	2017

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,453	$5,149	$5,025
Capitalized interest and payment in-kind investment income	870	776	729
Other policyowner contract activity	245	226	207
Employee benefit and compensation plan expenses	155	128	129

Investing:
Bond refinancings and exchanges	13,075	2,116	1,826
Mortgage loan refinancings and transfers	731	1,377	845
Net policy loan activity	316	295	303
Other invested asset exchanges	270	103	88
Common stock exchanges	105	144	93
Net premium loan activity	125	139	48
Net asset transfers with affiliated entities	199	138	803

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	505	391	439
Surplus note exchange	24	-	-

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes all of the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the Statements of Operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. The Company considers the unpaid principal balance of policy loans to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (in its discretion) approves the amount and allocation of dividends among groups of policies issued by the Company, based on management’s recommendation. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual dividends and termination dividends. Termination dividends are additional dividends payable upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and repurchase agreements and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in income tax benefit in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $31 million and $56 million at December 31, 2019 and 2018, respectively, are included in other assets in the Statements of Financial Position and are net of accumulated depreciation of $428 million and $394 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $357 million and $305 million at December 31, 2019 and 2018, respectively. Depreciation expense for IT equipment and software totaled $146 million, $134 million and $115 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $130 million and $145 million at December 31, 2019 and 2018, respectively. Depreciation expense for furniture, fixtures and equipment totaled $16 million, $16 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (“COLI”) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities, and other investments denominated in foreign currencies. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold, determined to be other-than-temporarily impaired or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2019 through February 14, 2020, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2019 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified exchange-traded fund investments are reported at fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Statement value and fair value of bonds at December 31, 2019 and 2018, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2019	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$2,701	$158	$(5)	$2,854
States, territories and possessions	742	139	(1)	880
Special revenue and assessments	26,310	887	(48)	27,149
All foreign governments	4,531	350	(23)	4,858
Hybrid securities	473	28	(22)	479
SVO-identified funds	3	-	-	3
Industrial and miscellaneous	125,000	7,864	(358)	132,506

Total bonds	$159,760	$9,426	$(457)	$168,729

December 31, 2018	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$4,747	$200	$(15)	$4,932
States, territories and possessions	648	88	(2)	734
Special revenue and assessments	33,671	420	(788)	33,303
All foreign governments	2,011	10	(77)	1,944
Hybrid securities	540	16	(32)	524
SVO-identified funds	117	-	-	117
Industrial and miscellaneous	111,979	1,380	(3,348)	110,011

Total bonds	$153,713	$2,114	$(4,262)	$151,565

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Statement value of bonds by SVO rating category at December 31, 2019 and 2018 was as follows:

December 31, 2019	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$2,701	$-	$-	$-	$-	$-	$2,701

States, territories and possessions	664	78	-	-	-	-	742

Special revenue and assessments	26,159	119	32	-	-	-	26,310

All foreign governments	1,472	2,903	65	40	51	-	4,531

Hybrid securities	-	270	173	30	-	-	473

SVO-identified funds	-	-	-	3	-	-	3

Industrial and miscellaneous	60,420	49,654	6,809	5,014	3,049	54	125,000

Total bonds	$91,416	$53,024	$7,079	$5,087	$3,100	$54	$159,760

December 31, 2018	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,747	$-	$-	$-	$-	$-	$4,747

States, territories and possessions	596	52	-	-	-	-	648

Special revenue and assessments	33,550	121	-	-	-	-	33,671

All foreign governments	641	1,168	166	36	-	-	2,011

Hybrid securities	-	314	191	35	-	-	540

SVO-identified funds	-	-	-	117	-	-	117

Industrial and miscellaneous	52,858	45,684	5,826	4,934	2,645	32	111,979

Total bonds	$92,392	$47,339	$6,183	$5,122	$2,645	$32	$153,713

Based on statement value, 90% and 91% of the Company’s bond portfolio was rated investment grade (i.e., rated 1 or 2 by the SVO) at December 31, 2019 and 2018, respectively.

The Company’s bond investments include structured securities which include a significant concentration in residential mortgage-backed securities issued by U.S. Government agencies. Statement value and fair value of structured securities at December 31, 2019 and 2018, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2019	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$24,486	$24,947	$-	$-	$24,486	$24,947
Other prime	709	719	1	1	710	720
Other below-prime	357	362	2	3	359	365
Commercial mortgage-backed:
U.S. Government agencies	64	66	-	-	64	66
Conduit	3,008	3,077	-	-	3,008	3,077
Other commercial mortgage-backed	2	2	-	-	2	2
Other asset-backed	8,420	8,574	98	107	8,518	8,681

Total structured securities	$37,046	$37,747	$101	$111	$37,147	$37,858

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

December 31, 2018	Investment Grade		Below Investment Grade			Total
	Statement Value	Fair Value	Statement Value		Fair Value	Statement Value	Fair Value
				(in millions)
Residential mortgage-backed:
U.S. Government agencies	$31,654	$31,025	$-		$-	$31,654	$31,025
Other prime	602	597	1		1	603	598
Other below-prime	401	396	3		3	404	399
Commercial mortgage-backed:
U.S. Government agencies	133	134	-		-	133	134
Conduit	1,972	1,945	-		1	1,972	1,946
Other commercial mortgage-backed	15	16	-		-	15	16
Other asset-backed	7,687	7,655	52		57	7,739	7,712

Total structured securities	$42,464	$41,768	$56		$62	$42,520	$41,830

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2019 and 2018.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2019 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value
	(in millions)

Due in one year or less	$4,338	$4,362

Due after one year through five years	37,653	38,705

Due after five years through ten years	46,633	48,884

Due after ten years	72,735	78,377

Total	$161,359	$170,328

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $163 million and $137 million at December 31, 2019 and 2018, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2019 and 2018 was as follows:

December 31, 2019	United States of America

	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$5,434	$1,915	$2,912	$7,411	$-	$17,672

Office	3,617	897	1,293	3,263	-	9,070

Retail	2,593	535	1,670	2,052	-	6,850

Warehouse/Industrial	677	447	672	1,179	196	3,171

Manufactured housing	254	321	1,189	893	-	2,657

Other	126	59	28	138	-	351

Total	$12,701	$4,174	$7,764	$14,936	$196	$39,771

December 31, 2018	United States of America

	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$4,621	$1,620	$2,418	$6,290	$-	$14,949

Office	3,640	921	1,242	3,399	-	9,202

Retail	2,709	550	2,000	2,229	-	7,488

Warehouse/Industrial	539	372	635	1,155	171	2,872

Manufactured housing	234	235	719	697	-	1,885

Other	140	52	30	137	-	359

Total	$11,883	$3,750	$7,044	$13,907	$171	$36,755

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $3.5 billion and $3.6 billion at December 31, 2019 and 2018, respectively.

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2019 and 2018. Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2019 and 2018 is summarized below.

	2019	2018

Minimum interest rate	2.95%	3.19%

Maximum interest rate	11.75%	7.50%

Weighted-average LTV	57%	56%

Maximum LTV	74%	87%

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2019 and 2018, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 52% and 51%, respectively. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2019 and 2018 was as follows:

December 31, 2019	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$5,628	$11,877	$167	$-	$17,672

Office	5,977	2,704	318	71	9,070

Retail	3,179	3,370	258	43	6,850

Warehouse/Industrial	1,699	1,187	216	69	3,171

Manufactured housing	419	2,238	-	-	2,657

Other	222	54	59	16	351

Total	$17,124	$21,430	$1,018	$199	$39,771

December 31, 2018	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$4,963	$9,862	$124	$-	$14,949

Office	5,714	3,115	171	202	9,202

Retail	3,997	3,365	126	-	7,488

Warehouse/Industrial	1,313	1,318	241	-	2,872

Manufactured housing	639	898	348	-	1,885

Other	223	113	-	23	359

Total	$16,849	$18,671	$1,010	$225	$36,755

The aggregate statement value of mortgage loans with an LTV ratio in excess of 100% was $45 million at December 31, 2019. At December 31, 2018, the Company had no mortgage loans with an LTV ratio in excess of 100%.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

troubled debt restructuring of mortgage loans for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had no mortgage loans at December 31, 2019 that were considered “restructured.” At December 31, 2018, the Company had $21 million of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2019 or 2018.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $4,474 million and $5,366 million included in the statements of financial position at December 31, 2019 and 2018, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2019 and 2018, the statements of financial position included $203 million and $208 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2019 and 2018 was as follows:

December 31, 2019	East	Midwest	South	West	Total

	(in millions)

Apartment	$277	$195	$178	$718	$1,368

Office	214	676	128	17	1,035

Warehouse/Industrial	118	-	38	205	361

Other	16	54	13	25	108

Total	$625	$925	$357	$965	$2,872

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

December 31, 2018	East	Midwest	South	West	Total
	(in millions)
Apartment	$285	$201	$218	$526	$1,230

Office	-	693	131	18	842

Warehouse/Industrial	160	-	40	188	388

Other	28	48	13	27	116

Total	$473	$942	$402	$759	$2,576

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $676 million and $687 million at December 31, 2019 and 2018, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2019 and 2018 was as follows:

	December 31,
	2019	2018
	(in millions)

Securities partnerships and LLCs	$7,581	$6,839

Bonds	3,571	3,196

Real estate JVs, partnerships and LLCs	2,697	2,115

Common and preferred stocks	2,030	1,253

Corporate-owned life insurance	1,043	-

Real estate	1,023	806

Structured settlements	800	527

Low income housing tax credit properties	662	598

Derivative instruments	546	695

Cash and short-term investments	444	392

Lease receivables	274	253

Other, net	291	374

Total	$20,962	$17,048

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, tax credit properties and lease receivables, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years of unexpired credits at December 31, 2019 and 2018, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2019 and 2018 were $123 million and $119 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2019 and 2018, the value of wholly-owned SCA investments were as follows:

	December 31, 2019			December 31, 2018

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value

		(in millions)			(in millions)

NM Wealth Management Company	$237	$-	$237	$172	$-	$172

Bradford, Inc.	-	-	-	1	1	-

Total common stock SCAs [1]	237	-	237	173	1	172

NML Securities Holdings, LLC	8,485	-	8,485	5,714	-	5,714

NML Real Estate Holdings, LLC	2,404	-	2,404	1,803	-	1,803

NM Investment Holdings, LLC	1,334	-	1,334	1,286	-	1,286

NM Pebble Valley, LLC	128	-	128	204	-	204

NM Investment Services, LLC	124	-	124	110	-	110

NM GP Holdings, LLC	62	13	49	59	3	56

Northwestern Mutual Investment Management Company, LLC	44	44	-	42	42	-

Mason Street Advisors, LLC	36	36	-	35	35	-

NM QOZ FUND, LLC	16	-	16	16	9	7

NM-SAS, LLC	4	-	4	4	-	4

NM Career Distribution Holdings, LLC	4	4	-	2	2	-

GRO-SUB, LLC	1	1	-	1	1	-

GRO, LLC	1	1	-	1	1	-

Total other investment SCAs [2]	12,643	99	12,544	9,277	93	9,184

Total investments in SCAs	$12,880	$99	$12,781	$9,450	$94	$9,356

[1]	Reported in common and preferred stocks in the statements of financial position.
[2]	Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2019. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Net Investment Income

The sources of net investment income for the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the years ended December 31,

	2019	2018	2017

		(in millions)

Bonds	$6,400	$6,020	$5,738

Mortgage loans	1,676	1,573	1,590

Common and preferred stocks	146	210	118

Real estate	288	275	276

Other investments	1,205	1,184	1,216

Policy loans	1,180	1,164	1,149

Amortization of IMR	133	135	162

Gross investment income	11,028	10,561	10,249

Less: investment expenses	879	770	708

Net investment income	$10,149	$9,791	$9,541

For the years ended December 31, 2019 and 2018, bond investment income included $72 million and $42 million of prepayment fees, respectively, generated as a result of 108 and 83 securities, respectively, sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Realized capital gains and losses for the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2019			December 31, 2018			December 31, 2017

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

		(in millions)			(in millions)			(in millions)

Bonds	$1,094	$(369)	$725	$275	$(543)	$(268)	$755	$(543)	$212
Mortgage loans	8	(3)	5	-	(2)	(2)	2	(5)	(3)
Common and preferred stocks	662	(291)	371	538	(147)	391	363	(29)	334
Real estate	502	(6)	496	12	(13)	(1)	101	-	101
Other investments	1,005	(1,053)	(48)	699	(952)	(253)	692	(786)	(94)

Subtotal	$3,271	$(1,722)	1,549	$1,524	$(1,657)	(133)	$1,913	$(1,363)	550

Less: IMR net gains (losses) before taxes			674			(245)			389
Less: Capital gains tax expense (benefit)			173			88			68

Net realized capital gains (losses)			$702			$24			$93

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $30 billion, $22 billion, and $31 billion for the years ended December 31, 2019, 2018 and 2017, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the years ended December 31,
	2019	2018	2017
Bonds, common and preferred stocks:		(in millions)

Structured securities	$(1)	$(1)	$(1)
Financial services	-	(1)	(1)
Consumer discretionary	(84)	-	(63)
Industrials	(9)	(35)	(53)
Energy	(44)	(2)	(39)
Basic materials	(1)	-	(7)

Subtotal	(139)	(39)	(164)

Real estate	(6)	(13)	-

Other investments:
Real estate JVs	-	-	(27)
Securities partnerships	(78)	(44)	(53)
Energy and transportation	-	(22)	-

Subtotal	(78)	(66)	(80)

Total	$(223)	$(118)	$(244)

In addition to the realized capital losses above, $0.2 million, $22 million and $30 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2019, 2018 and 2017, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Changes in net unrealized capital gains and losses for the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the years ended December 31,

	2019	2018	2017
	(in millions)

Bonds	$152	$(376)	$564

Mortgage loans	11	(10)	13

Common and preferred stocks	304	(653)	529

Other investments	727	833	(230)

Subtotal	1,194	(206)	876

Change in deferred taxes	(53)	80	(54)

Change in net unrealized capital gains and losses	$1,141	$(126)	$822

Changes in net unrealized capital gains and losses for the years ended December 31, 2019, 2018 and 2017 included the reversal of previously unrealized capital gains of $(369) million, $(602) million and $(489) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2019 and 2018 were as follows:

	December 31, 2019

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$11,128	$10,947	$(181)	$9,657	$9,139	$(518)

Common and preferred stocks	495	430	(65)	374	307	(67)

Total	$11,623	$11,377	$(246)	$10,031	$9,446	$(585)

	December 31, 2018

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$53,896	$51,789	$(2,107)	$56,888	$54,284	$(2,604)

Common and preferred stocks	2,609	2,267	(342)	265	192	(73)

Total	$56,505	$54,056	$(2,449)	$57,153	$54,476	$(2,677)

All of these bonds were current on contractual interest and principal payments at December 31, 2019. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

At December 31, 2019 and 2018, unrealized capital losses on structured securities in a loss position for greater than 12 months were $32 million and $856 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $34 million and $60 million, respectively.

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2019 and 2018, the statement and fair values of NAIC 5* securities were as follows:

	December 31,

	2019			2018

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value
	($ in millions)

Bonds	59	$1,471	$1,412	60	$1,587	$1,519
Loan-backed and structured securities	5	57	66	3	—	—
Preferred stock	5	79	83	7	74	80

Total	69	$1,607	$1,561	70	$1,661	$1,599

Repurchase Agreements

The Company participates in a bilateral repurchase program with U.S. domiciled unaffiliated third parties. The agreements under this program require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 98% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2019 and 2018, the liability to return the repurchase agreement cash collateral was $1.7 billion and $1.8 billion, respectively, and is reported as other liabilities in the statements of financial position.

During 2019 and 2018, cash collateral received, and the corresponding liability to return that collateral, had the following characteristics:

For the quarter ended:	Maximum Balance	Ending Balance
	(in millions)
March 31, 2019	$1,867	$1,771
June 30, 2019	$1,798	$1,797
September 30, 2019	$1,833	$1,410
December 31, 2019	$1,718	$1,711
March 31, 2018	$485	$485
June 30, 2018	$1,514	$1,449
September 30, 2018	$1,519	$1,435
December 31, 2018	$1,763	$1,763

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

During 2019 and 2018, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)
	(in millions)
March 31, 2019	$1,902	$1,799	$1,697
June 30, 2019	$1,835	$1,821	$1,697
September 30, 2019	$1,872	$1,434	$1,299
December 31, 2019	$1,754	$1,730	$1,600
March 31, 2018	$485	$492	$498
June 30, 2018	$1,514	$1,468	$1,396
September 30, 2018	$1,519	$1,456	$1,397
December 31, 2018	$1,763	$1,787	$1,696

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements were all U.S. Treasury securities with a NAIC rating of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2019 and 2018 was as follows:

	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
30 days or less	$700	$700	$579	$579
31-60 days	9	9	215	215
61-90 days	30	30	199	199
91-120 days	60	60	73	73
121-180 days	117	118	355	355
181-365 days	258	258	46	46
1-2 years	486	486	253	252
2-3 years	45	45	-	-
Over 3 years	9	9	35	34

Total	$1,714	$1,715	$1,755	$1,753

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet any potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with repurchase agreements and derivative transactions.

At December 31, 2019 and 2018, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The statement value of restricted assets at December 31, 2019 and 2018, summarized by type of restriction, was as follows:

	December 31,
	2019	2018
	(in millions)
Loaned securities - repurchase agreements	$1,600	$1,696
Derivative transactions	67	48
Securities on deposit with states	4	4

Total restricted assets	$1,671	$1,748

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2019 and 2018 were as follows:

	December 31, 2019		December 31, 2018

	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Repurchase agreement collateral	$1,711	$1,711	$1,763	$1,763
Derivative collateral	642	642	510	510
Mortgage loan escrow	59	59	58	58
Real estate escrow and security deposits	5	5	6	6

Total collateral assets	$2,417	$2,417	$2,337	$2,337

At December 31, 2019 and 2018, derivative collateral received included less than $1 million related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2019 and 2018 was as follows:

	December 31,
	2019	2018
	(in millions)
Bonds:
General Account	$71	$5
Separate Accounts	-	-

Total bond collateral	$71	$5

Cash:
General Account	$642	$509
Separate Accounts	-	1

Total cash collateral	$642	$510

Bond collateral held in the general account is not reported in the statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The fair value of collateral posted by the Company at December 31, 2019 and 2018 was as follows:

	December 31,
	2019	2018
	(in millions)
Bonds posted for derivative support agreements:
General Account	$7	$13
Separate Accounts	-	-
Bonds posted for futures agreements:
General Account	34	24
Separate Accounts	10	11

Total bond collateral	$51	$48

Cash posted for derivative support agreements:
General Account	$12	$-
Separate Accounts	-	-
Cash posted for futures agreements:
General Account	1	-
Separate Accounts	3	-

Total cash collateral	$16	$-

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $136 million and $121 million for the years ended December 31, 2019 and 2018, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $18 million and $6 million for the years ended December 31, 2019 and 2018, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 15 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The effects of the Company’s use of derivative instruments on the Statements of Financial Position at December 31, 2019 and 2018 were as follows:

	December 31, 2019

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$3	$-	$27	$-

Interest rate swaps	56	-	-	5	-

Foreign exchange contracts:

Foreign currency swaps	10,962	468	(168)	590	(142)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	998	2	-	2	-

Interest rate floors	2,252	32	(2)	32	(2)

Interest rate swaps	150	2	(0)	2	-

Swaptions	3,559	31	-	31	-

Fixed income futures	7,370	-	-	-	-

Fixed income forwards	-	-	-	-	-

Foreign exchange contracts:

Foreign currency forwards	1,092	1	(15)	1	(15)

Foreign currency swaps	121	7	(4)	7	(4)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Warrants	-	-	-	-	-

Total derivatives		$546	$(189)	$697	$(163)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

	December 31, 2018

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities
			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$3	$-	$22	$-

Interest rate swaps	56	-	-	1	(1)

Foreign exchange contracts:

Foreign currency swaps	8,671	567	(80)	522	(163)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	807	5	-	5	-

Interest rate floors	1,026	18	(1)	18	(1)

Interest rate swaps	500	11	-	11	-

Swaptions	3,385	63	-	63	-

Fixed income futures	2,670	-	-	-	-

Fixed income forwards	25	-	-	-	-

Foreign exchange contracts:

Foreign currency forwards	466	4	(1)	4	(1)

Foreign currency swaps	89	8	(2)	8	(2)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Warrants	1	16	-	16	-

Total derivatives		$695	$(84)	$670	$(168)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the year ended December 31, 2019

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$8

Interest rate swaps	-	-	-

Foreign exchange contracts:

Foreign currency swaps	(188)	(3)	139

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	(2)

Interest rate floors	11	-	(1)

Interest rate swaps	(9)	4	1

Swaptions	(34)	-	(9)

Fixed income futures	7	(123)	-

Fixed income forwards	-	4	-

Foreign exchange contracts:

Foreign currency forwards	(17)	46	-

Foreign currency swaps	(1)	-	1

Equity contracts:

Equity total return swaps	-	68	(9)

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Warrants	26	-	-

Total derivatives	$(208)	$(4)	$128

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

	For the year ended December 31, 2018

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$6

Interest rate swaps	-	-	-

Foreign exchange contracts:

Foreign currency swaps	376	30	107

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(2)

Interest rate floors	(1)	-	-

Interest rate swaps	7	12	(1)

Swaptions	8	-	(9)

Fixed income futures	(9)	(32)	-

Fixed income forwards	(4)	(8)	-

Foreign exchange contracts:

Foreign currency forwards	12	24	-

Foreign currency swaps	5	-	-

Equity contracts:

Equity total return swaps	-	-	-

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Warrants	16	-	-
Total derivatives	$410	$26	$101

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2019

	For the year ended December 31, 2017

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$12

Interest rate swaps	-	-	2

Foreign exchange contracts:

Foreign currency swaps	(522)	24	69

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(6)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	4	-	(8)

Swaptions	(28)	-	(9)

Fixed income futures	(4)	10	-

Fixed income forwards	(1)	6	-

Foreign exchange contracts:

Foreign currency forwards	(21)	(26)	-

Foreign currency swaps	-	-	-

Equity contracts:

Equity total return swaps	1	(5)	-

Equity index futures	1	1	-

Fixed contracts:

Fixed income total return swaps	-	1	-

Warrants	-	-	-
Total derivatives	$(575)	$11	$65

Changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting were $0 million, $5 million and $0 for the years ended December 31, 2019, 2018 and 2017, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2019 and 2018 were as follows:

	December 31,
	2019	2018
	(in millions)

Life insurance reserves	$185,991	$179,987

Annuity reserves	10,887	9,979

Deposit funds	3,580	3,307

Disability and long-term care unpaid claims and claim reserves	5,200	5,012

Disability and long-term care active life reserves	5,442	4,531

Total reserves for policy benefits	$211,100	$202,816

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured.

Life insurance and annuity reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2019, the Company had $1.9 trillion of total life insurance in force, including $32.3 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

At December 31, 2019 and 2018, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves
	December 31,
	2019	2018	2019	2018	2019	2018
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$7,602	$6,486	$7,319	$6,201	$7,346	$6,230
Universal life with secondary guarantees	14	14	11	11	26	23
Other permanent cash value life insurance	-	-	164,904	159,258	168,377	162,517
Variable life	-	-	-	-	941	918
Variable universal life	4	2	4	2	27	23

Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	4,556	4,218
Accidental death benefits	-	-	-	-	12	13
Disability - active lives	-	-	-	-	1,032	951
Disability - disabled lives	-	-	-	-	1,243	1,194
Miscellaneous reserves	-	-	-	-	2,774	4,181

Total gross life reserves	7,620	6,502	172,238	165,472	186,334	180,267
Reinsurance ceded	-	-	-	-	1,223	1,188

Total net life insurance	$7,620	$6,502	$172,238	$165,472	$185,111	$179,079

At December 31, 2019 and 2018, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves
	December 31,
	2019	2018	2019	2018	2019	2018
	(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$8,162	$6,913	$7,281	$6,061
Variable universal life	1,093	824	1,043	788	1,020	767

Total gross life reserves	$1,093	$824	$9,205	$7,701	$8,301	$6,827

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$1,093	$824	$9,205	$7,701	$8,301	$6,827

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the table above at December 31, 2019 and 2018.

	December 31,
	2019	2018
	($ in millions)

From Life, Accident & Health Annual Statement:

Life insurance	$182,519	$176,700

Accidental death benefits	12	13

Disability - active lives	1,032	951

Disability - disabled lives	1,243	1,194

Miscellaneous reserves	305	222

Subtotal net life insurance	185,111	179,079

From Separate Accounts Annual Statement:

Life insurance	8,301	6,827

Combined Total	$193,412	$185,907

During 2019 and 2018, the methodology and mortality assumptions used in certain life insurance reserve calculations were reviewed and updated, and the corresponding reserves were reduced by $1.6 billion and $627 million, net of reinsurance, respectively. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Annuity Reserves and Deposit Funds

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

Deposit funds primarily represent reserves for supplementary contracts and income annuities without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. The total reserve liability for Northwestern Access Fund account balances held by the Company was $328 million and $346 million at December 31, 2019 and 2018, respectively. Accounts were credited with interest at annual rates ranging from 1.28% to 3.50% and 0.90% to 3.50% during 2019 and 2018, respectively. The crediting interest rates changed 45 times and 44 times during 2019 and 2018, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

At December 31, 2019 and 2018, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total
	December 31,
	2019	2018	2019	2018	2019	2018
	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$85	$111	$-	$-	$85	$111
- at book value less surrender charge of 5% or more	80	76	-	-	80	76
- at fair value	-	-	20,535	17,714	20,535	17,714

Total with market value adjustment or at fair value	165	187	20,535	17,714	20,700	17,901
- at book value without adjustment	1,893	2,035	-	-	1,893	2,035
Not subject to discretionary withdrawal	6,984	6,025	271	238	7,255	6,263

Total gross individual annuities	9,042	8,247	20,806	17,952	29,848	26,199
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$9,042	$8,247	$20,806	$17,952	$29,848	$26,199

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$21	$21	$21	$21

Total with market value adjustment or at fair value	-	-	21	21	21	21
Not subject to discretionary withdrawal	1,845	1,732	5,577	4,732	7,422	6,464

Total gross group annuities	1,845	1,732	5,598	4,753	7,443	6,485
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$1,845	$1,732	$5,598	$4,753	$7,443	$6,485

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$112	$121	$-	$-	$112	$121
- at fair value	-	-	31	27	31	27

Total with market value adjustment or at fair value	112	121	31	27	143	148
- at book value without adjustment	3,133	2,922	-	-	3,133	2,922
Not subject to discretionary withdrawal	335	264	-	-	335	264

Total gross deposit-type contracts	3,580	3,307	31	27	3,611	3,334
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$3,580	$3,307	$31	$27	$3,611	$3,334

Total annuity reserves and deposit funds	$14,467	$13,286	$26,435	$22,732	$40,902	$36,018

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $11 million will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2020.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2019 and 2018.

	December 31,
	2019	2018
	($ in millions)

From Life, Accident & Health Annual Statement:

Annuities	$9,469	$8,700

Supplementary contracts with life contingencies	1,418	1,279

Deposit-type contracts	3,580	3,307

Subtotal net annuity reserves	14,467	13,286

From Separate Accounts Annual Statement:

Annuities	26,133	22,467

Supplementary contracts	271	238

Other contract deposit funds	31	27

Subtotal net annuity reserves	26,435	22,732

Combined Total	$40,902	$36,018

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2019 and 2018 were as follows:

	For the years ended

	December 31,
	2019	2018
	(in millions)

Balance at January 1	$5,012	$4,939

Incurred related to:
Current year	845	796
Prior years	57	(39)

Total incurred	902	757

Paid related to:
Current year	(34)	(34)
Prior years	(680)	(650)

Total paid	(714)	(684)

Balance at December 31	$5,200	$5,012

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

During 2019, the morbidity assumptions used in certain long-term care insurance active life reserve calculations were reviewed and updated, and the corresponding reserves were increased by $340 million. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2019 and 2018, reserves required as a result of AAT were as follows:

	December 31,
	2019	2018
	(in millions)

Annuities and deposit funds	$260	$140
Life insurance	2	2

Total reserves	$262	$142

Statutory Minimum Reserves

The Company has the option to establish reserves for policy benefits using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $549 million and $507 million at December 31, 2019 and 2018, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2019 and 2018 were as follows:

	December 31, 2019		December 31, 2018

	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$252	$156	$244	$88
Ordinary renewal	2,806	2,240	2,740	2,205

Total deferred and uncollected premiums	$3,058	$2,396	$2,984	$2,293

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

7.	Separate Accounts

Separate account liabilities at December 31, 2019 and 2018 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2019	2018	2019	2018	2019	2018
	(in millions)

Separate account reserves	$8,301	$6,828	$26,435	$22,732	34,736	$29,560
Non-policy liabilities					96	157

Total separate account liabilities					$34,832	$29,717

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2019 and 2018 was $62 million and $165 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $5 million and $6 million attributable to GMDB at December 31, 2019 and 2018, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.5 billion and $1.6 billion for the years ended December 31, 2019 and 2018, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations.

Following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these financial statements:

	At and for the years ended December 31,

	2019	2018	2017
	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,522	$1,696	$1,726

Transfers from separate accounts	(2,305)	(2,193)	(1,955)

Net transfers to (from) separate accounts	$(783)	$(497)	$(229)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2019 and 2018 and does not expect to make a contribution to the plans during 2020.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2019 and 2018, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2019	2018	2019	2018
	(in millions)
Fair value of plan assets at January 1	$4,621	$5,012	$73	$82

Changes in plan assets:

Actual return on plan assets	988	(250)	15	(4)

Actual plan benefits paid	(150)	(141)	(4)	(5)

Fair value of plan assets at December 31	$5,459	$4,621	$84	$73

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2019 and 2018 were as follows:

	Target		Actual
	Allocation		Allocation

	2019	2018	2019	2018

Bonds	64%	56%	62%	56%

Equity investments	35%	43%	36%	43%

Other investments	1%	1%	2%	1%

Total assets	100%	100%	100%	100%

At each of December 31, 2019 and 2018, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2019 and 2018 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2019	2018	2019	2018

	(in millions)

Projected benefit obligation at January 1	$4,970	$5,373	$610	$724

Changes in benefit obligation:

Service cost of benefits earned	129	146	16	20

Interest cost on projected obligations	204	180	23	21

Projected gross plan benefits paid	(168)	(158)	(22)	(22)

Experience (gains)/losses	915	(571)	116	(133)

Plan amendments and other	-	-	-	-

Projected benefit obligation at December 31	$6,050	$4,970	$743	$610

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.7 billion and $4.7 billion for the years ended December 31, 2019 and 2018, respectively. Experience (gains)/losses for each of the years ended December 31, 2019 and 2018 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2019 and 2018 and the net periodic benefit cost for the years ended December 31, 2019, 2018 and 2017 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2019	2018	2019	2018
Projected benefit obligation:

Weighted average discount rate	3.17%	4.18%	3.18%	4.18%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%
Cash balance plan interest crediting rate	3.14%	4.16%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2019	2018	2017	2019	2018	2017
Net periodic benefit cost:
Weighted average discount rate	4.18%	3.57%	4.10%	4.18%	3.57%	4.10%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.25%	6.50%	6.25%	6.25%	6.50%
Cash balance plan interest crediting rate	4.16%	3.54%	4.10%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2019	2018

Assumed annual increase	5.00%	5.50%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2020	2019

Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2019 and 2018.

	Defined		Postretirement
	Benefit Plans		Benefit Plans

	2019	2018	2019	2018
	(in millions)

Fair value of plan assets	$5,459	$4,621	$84	$73

Projected benefit obligation	6,050	4,970	743	610

Funded status	(591)	(349)	(659)	(537)

Nonadmitted asset	(485)	(597)	-	-

Financial statement liability	$(1,076)	$(946)	$(659)	$(537)

The PBO for defined benefit plans above included $1,076 million and $946 million related to nonqualified, unfunded plans at December 31, 2019 and 2018, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 110% and 115% of the projected benefit obligations of these plans at December 31, 2019 and 2018, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2019 and 2018:

	For the year ended December 31, 2019

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)
Balance at January 1	$(1,113)	$190	$314	$42	$(50)

Amortization from surplus into net periodic benefit cost	53	(25)	(15)	(1)	5

Changes in plan assets and benefit obligations recognized in surplus	(229)	-	-	(104)	-

Balance at December 31	$(1,289)	$165	$299	$(63)	$(45)

	For the year ended December 31, 2018

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)
Balance at January 1	$(1,151)	$215	$314	$(77)	$(60)

Amortization from surplus into net periodic benefit cost	42	(25)	-	-	5

Changes in plan assets and benefit obligations recognized in surplus:	(4)	-	-	119	5

Balance at December 31	$(1,113)	$190	$314	$42	$(50)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2019, 2018 and 2017 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2019	2018	2017	2019	2018	2017
	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$129	$146	$128	$16	$20	$22

Interest cost on projected obligations	204	180	179	23	21	23

Amortization of experience losses	53	42	54	(1)	-	-

Amortization of prior service costs/(credits)	(25)	(25)	(25)	5	5	5

Amortization of initial net asset	(15)	-	(9)	-	-	-

Expected return on plan assets	(284)	(309)	(291)	(4)	(5)	(5)

Other	-	-	1	-	-	-

Net periodic benefit cost	$62	$34	$37	$39	$41	$45

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2020 through 2029 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2020	$173	$24

2021	201	24

2022	210	25

2023	220	26

2024	230	26

2025-2029	1,275	141

Total	$2,309	$266

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2019, 2018 and 2017, the Company expensed total contributions to these plans of $53 million, $50 million and $50 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60—80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2019 and 2018, the net amount due from NLTC under this agreement was $48 million and $44 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

During 2017, the Company and NLTC amended the affiliated reinsurance agreement. Under the terms of the amendment, the Company assumed 100% of the risks associated with a block of long-term care business NLTC recaptured from an un-affiliated reinsurer. This transaction qualified for reinsurance accounting under the SSAP No. 61R – Life, Deposit-Type and Accident and Health Reinsurance, given the complete transfer of risk from NLTC. As part of the reinsurance amendment, the Company received invested assets with a fair value of $228 million as consideration from NLTC. The consideration was reflected as an increase to premiums and other income of $167 million and $21 million, respectively, in the statements of operations and as an increase to unassigned surplus of $40 million that was reflected in the statement of changes in surplus. In addition, reserves for policy benefits were increased by $167 million and IMR liabilities of $17 million were transferred to the Company and reported as an increase to commissions and operating expenses in the statements.

Amounts in the financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2019 and 2018 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the years ended December 31,
	2019	2018	2017
	(in millions)

Direct premium revenue	$19,197	$18,231	$17,994

Premiums assumed	763	711	810

Premiums ceded	(950)	(906)	(907)

Premium revenue	$19,010	$18,036	$17,897

Direct benefit expense	$20,158	$19,037	$18,557

Benefits assumed	830	680	902

Benefits ceded	(805)	(699)	(656)

Total benefits	$20,183	$19,018	$18,803

In addition, the Company received $135 million, $129 million and $146 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2019, 2018 and 2017, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2019, 2018 and 2017, the Company incurred $136 million, $138 million and $119 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2019 and 2018 that were considered by the Company to be uncollectible.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

10.	Federal Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	NM QOZ Fund, LLC
GRO, LLC and GRO-SUB, LLC	Northwestern Long Term Care Ins. Co
NM Career Distrib. Holdings, LLC and subsidiaries	NM SAS, LLC
NM Investment Management Company, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

On December 22, 2017, H.R. 1, informally known as the Tax Cuts and Jobs Act (“the Act” or “Tax Reform”) was signed into law, effective for tax years beginning on or after January 1, 2018. The Act reduced the maximum federal corporate income tax rate from 35% to 21%. The statutory basis of accounting requires the 21% corporate tax rate to be applied to deferred tax balances at December 31, 2017, which resulted in a net reduction to statutory surplus of $1.2 billion. The change in net deferred tax assets was reduced by $1.4 billion and the change in net unrealized capital gains and losses was increased by $0.2 billion in the statement of changes in surplus for the year ended December 31, 2017. The Company began to benefit from the lower federal income tax rate in 2018.

The components of current income tax expense (benefit) in the Statements of Operations for the years ended December 31, 2019, 2018 and 2017 related to “ordinary” taxable income (loss) were as follows:

	For the years ended December 31,
	2019	2018	2017

	(in millions)
Tax payable on ordinary income	$103	$110	$40
Low income housing tax credits	(123)	(119)	(107)
Other tax credits	(49)	(23)	(21)
Decrease in contingent tax liabilities	(130)	(127)	(10)

Total current tax benefit	$(199)	$(159)	$(98)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $141 million, $(49) million and $136 million was included in net IMR deferrals for the years ended December 31, 2019, 2018 and 2017, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $173 million, $88 million and $68 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2019, 2018 and 2017 differs from the amount obtained by applying the statutory rate of 21%, 21% and 35%, respectively, to gain from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2019	2018	2017

	(in millions)

Provision computed at statutory rate	$402	$98	$482

Adjustments to the statutory rate:

Revaluation of net deferred tax assets (excluding taxes on net unrealized capital gains) - tax reform	-	-	1,406

Subsidiary distributions	(73)	(115)	(162)

Tax credits	(172)	(142)	(128)

Amortization of IMR	(28)	(28)	(57)

Dividends received deduction	(33)	(26)	(37)

Employee benefits	(12)	(17)	(24)

Deferred adjustments	183	214	(36)

Other	(21)	(28)	-

Total statutory income tax expense (benefit)	$246	$(44)	$1,444

Federal income tax expense (benefit) reported on statements of operations	$(199)	$(159)	$(98)

Capital gains tax expense, net of IMR transfers	315	39	204

Change in net deferred tax assets	130	76	1,338

Total statutory income tax expense (benefit)	$246	$(44)	$1,444

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments, including subsidiaries, of $410 million, $150 million and $356 million to the IRS during the years ended December 31, 2019, 2018 and 2017, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2019, 2018 and 2017 that are available for recoupment are $486 million, $247 million and $323 million, respectively.

Federal income tax returns for 2013 and prior years are closed as to further assessment of tax. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Changes in contingent tax liabilities for the years ended December 31, 2019 and 2018 were as follows:

	For the years ended December 31,

	2019	2018
	(in millions)
Balance at January 1	$283	$410
Reductions for tax positions of prior years	(130)	(127)

Balance at December 31	$153	$283

Included in contingent tax liabilities at December 31, 2019 and 2018 were $138 million and $265 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction may affect the effective tax rate in future periods. The Company has no tax positions for which the ultimate deductibility is not certain.

For the years ended December 31, 2019, 2018 and 2017, the Company recognized $(3) million, $(9) million and $1 million, respectively, of interest-related tax expense.

The components of net deferred tax assets reported in the statements of financial position at December 31, 2019 and 2018 were as follows:

	December 31,
	2019	2018	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$942	$868	$74
Investments	259	337	(78)
Policy benefit liabilities	1,656	1,638	18
Benefit plan obligations	573	516	57
Other	115	83	32

Gross deferred tax assets	3,545	3,442	103

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	3,545	3,442	103

Deferred tax liabilities:
Investments	822	749	73
Other	1,114	901	213

Gross deferred tax liabilities	1,936	1,650	286

Net deferred tax assets	$1,609	$1,792	$(183)

All gross deferred tax liabilities have been recognized at December 31, 2019 and 2018. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2019 or 2018.

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2019 and 2018.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Significant components of the calculation of net admitted deferred tax assets at December 31, 2019 and 2018 were as follows (in millions):

	December 31, 2019				December 31, 2018				Change

	Ordinary	Capital		Total	Ordinary	Capital		Total	Ordinary		Capital	Total
Gross deferred tax assets	$3,287	$258		$3,545	$3,105	$337		$3,442	$182		$(79)	$103
Statutory valuation allowance adjustment	—	—		—	—	—		—	—		—	—

Adjusted gross deferred tax assets	3,287	258		3,545	3,105	337		3,442	182		(79)	103
Deferred tax assets nonadmitted	—	—		—	—	—		—	—		—	—

Subtotal net admitted deferred tax asset	3,287	258		3,545	3,105	337		3,442	182		(79)	103
Deferred tax liabilities	1,114	822		1,936	901	749		1,650	213		73	286

Net admitted deferred tax asset/(liability)	$2,173		$(564)	$1,609	$2,204		$(412)	$1,792		$(31)	$(152)		$(183)

	December 31, 2019				December 31, 2018				Change

	Ordinary	Capital		Total	Ordinary	Capital		Total	Ordinary		Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$147		$147	$—	$197		$197	$—		$(50)	$(50)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,695	—		1,695	1,625	—		1,625	70		—	70
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,592	112		1,704	1,480	140		1,620	112		(28)	84
Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,287	$259		$3,545	$3,105	$337		$3,442	$182		$(78)	$103

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date				$1,695				$1,625				$70

b. Adjusted gross deferred tax assets allowed per limitation threshold				$3,386				$3,043				$343

Ratio percentage used to detemine recovery period and threshold limitation amount				1010%				976%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation				$22,576				$20,286

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $10.1 billion and $9.4 billion at December 31, 2019 and 2018, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2019.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-one years at December 31, 2019.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2019 and 2018, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2019			December 31, 2018

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation - financial representatives	$67		$1	$96		$1

Guarantees of real estate obligations	418		4	382		4

Guarantees issued on behalf of wholly-owned subsidiaries	19		-	39		-

Total guarantees	$504		$5	$517		$5

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its’ ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2017 to extend the length of the agreement through December 31, 2022 and lower the aggregate capital contribution limit from $800 million to $200 million. The Company contributed capital to NLTC of $25 million and $35 million for the years ended December 31, 2019 and 2018, respectively. The Company has contributed a total of $190 million to NLTC through December 31, 2019.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The Company reported a payable to NLTC of $56 million and $50 million at December 31, 2019 and 2018, respectively, which is reported in other liabilities in the statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and are outstanding at December 31, 2019:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
	($ in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$105	$1,008	6.063%	3/30/2040

2017 Notes	9/26/2017	$1,200	$1,198	$46	$93	3.850%	9/30/2047

2019 Notes	9/20/2019	$1,347	$1,146	$-	$-	3.625%	9/30/2059

	Total	$3,771	$3,568	$151	$1,101

Each series of notes was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on each of the above notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

On September 20, 2019, the Company issued $1,347 million of 2019 notes.A portion of the issuance was comprised of $600 million new principal, issued at a discount, with net proceeds of $597 million. The remaining $747 million of principal was used to redeem 2010 notes with a principal balance of $526 million as part of a surplus note exchange transaction. Of the $221 million of discount at the time of the exchange, $22 million was related to an inducement for noteholders to exchange their 2010 notes, and was recorded as a reduction to net investment income within the statement of operations. Since this exchange transaction did not meet the “substantially different” criteria within SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, the remaining discount of $199 million will be amortized and charged to the statement of operations over the remaining life of the 2019 notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017 and 2019 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes or the 2019 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in principal amount of notes at each of December 31, 2019 and 2018.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2019 and 2018 were as follows:

	December 31, 2019

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(level 1)	(level 2)	(level 3)	(NAV)
	(in millions)
General account investment assets:
Bonds	$159,760	$168,729	$2,605	$151,243	$14,881	$-
Mortgage loans	39,771	41,784	-	-	41,784
Common and preferred stocks	4,267	4,290	3,671	78	541
Policy loans	17,829	17,829	-	-	17,829
Derivative assets	546	697	-	697	-
Surplus note investments	111	144	-	144	-	-
Cash and short-term investments	2,408	2,408	809	1,599	-	-

Separate account assets	34,832	34,832	31,092	3,017	617	106

General account liabilities:
Investment-type insurance reserves	$5,242	$5,189	$-	$-	$5,189	$-
Liabilities for repuchase agreements	1,711	1,711	-	1,711	-	-
Derivative liabilities	189	163	-	163	-	-

Separate account liabilities	34,832	34,832	31,092	3,017	617	106

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

	December 31, 2018

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(level 1)	(level 2)	(level 3)	(NAV)
	(in millions)
General account investment assets:
Bonds	$153,713	$151,565	$4,164	$132,645	$14,756	$-
Mortgage loans	36,755	37,143	-	-	37,143
Common and preferred stocks	5,260	5,279	4,669	77	533
Policy loans	17,693	17,693	-	-	17,693
Derivative assets	695	670	-	654	16
Surplus note investments	108	131	-	131	-	-
Cash and short-term investments	1,899	1,899	525	1,374	-	-

Separate account assets	29,717	29,717	26,954	2,231	532

General account liabilities:
Investment-type insurance reserves	$5,187	$5,022	$-	$-	$5,022
Liabilities for repuchase agreements	1,763	1,763	-	1,763	-	-
Derivative liabilities	84	168	-	168	-	-

Separate account liabilities	29,717	29,717	26,954	2,231	532	-

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. Warrants classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2019 and 2018.

	December 31, 2019

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$3	$37	$5	$-	$45
Common and preferred stocks	3,671	-	458	-	4,129
Money market mutual funds	668	-	-	-	668
Derivative assets	-	75	-	-	75
Derivative liabilities	-	21	-		21

Total general account	$4,342	$133	$463	$-	$4,938

Separate accounts:
Mutual fund investments	$29,245	$-	$-	-	$29,245
Other benefit plan assets/liabilities	21	18	4	1	44
Pension and postretirement assets:
Bonds	226	2,887	119	-	3,232
Common and preferred stock	1,462	1	46	105	1,614
Cash and short-term securities	34	105	-	-	139
Other assets/liabilities	104	6	448	-	558

Subtotal pension and postretirement assets	1,826	2,999	613	105	5,543

Total separate accounts	$31,092	$3,017	$617	$106	$34,832

	December 31, 2018

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$117	$-	$5	$-	$122
Common and preferred stocks	4,669	1	455		5,125
Money market mutual funds	427	-	-		427
Derivative assets	-	109	16		125
Derivative liabilities	-	4	-		4

Total general account	$5,213	$114	$476	$-	$5,803

Separate accounts:
Mutual fund investments	$24,892	$-	$-		$24,892
Other benefit plan assets/liabilities	109	19	4		132
Pension and postretirement assets:
Bonds	333	2,167	106		2,606
Common and preferred stock	1,644	1	40	-	1,685
Cash and short-term securities	28	42	-	-	70
Other assets/liabilities	(52)	3	381	-	332

Subtotal pension and postretirement assets	1,953	2,213	527	-	4,693

Total separate accounts	$26,954	$2,232	$531	$-	$29,717

There were no material asset transfers into or out of level 3 during the years ended December 31, 2019 or 2018.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2019 and 2018.

For the year ended December 31, 2019	General account common and preferred stock	General account bonds	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$455	$5	$16	$531

Realized gains/(losses)	(27)	-	-	41

Unrealized gains/(losses)	24	-		26

Issuances	-	-	-	-

Purchases	37	-	-	151

Sales	(35)	-	-	(132)

Settlements	-	-	-	-

Net discount/premium	4	-	-	(1)

Transfers into level 3		-	-	1

Transfers out of level 3	-	-	(16)

Fair value, end of period	$458	$5	$-	$617

For the year ended December 31, 2018	General account common and preferred stock	General account bonds	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$478	$5	$-	$468

Realized gains/(losses)	130	-	-	44

Unrealized gains/(losses)	(28)	-	16	(11)

Issuances	-	-	-	-

Purchases	35	-	-	185

Sales	(209)	-	-	(154)

Settlements	-	-	-	-

Net discount/premium	-	-	-	-

Transfers into level 3	49	-	-	3

Transfers out of level 3	-	-	-	(4)

Fair value, end of period	$455	$5	$16	$531

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2019, 2018 and 2017

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.